UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: November 30, 2016

Date of reporting period: November 30, 2016

Item 1. Reports to Stockholders.

WBI Tactical BA Fund

WBI Tactical BP Fund

WBI Tactical DI Fund

WBI Tactical DG Fund

Annual Report
November 30, 2016

Table of Contents

Shareholder Letter	3
Performance	19
Expense Example	25
Sector Allocation of Portfolio Assets	29
Schedule of Investments	31
Statements of Assets and Liabilities	44
Statements of Operations	48
Statements of Changes in Net Assets	50
Financial Highlights	58
Notes to Financial Statements	66
Report of Independent Registered Public Accounting Firm	83
Notice to Shareholders	84
Information about Trustees and Officers	85
Householding	89
Privacy Notice	90

WBI Funds

Dear Fellow Shareholder:

Solid gains during the month of November 2016 helped the WBI Tactical BA Fund (the “Tactical BA Fund”), the WBI Tactical BP Fund (the “Tactical BP Fund”), the WBI Tactical DI Fund (the “Tactical DI Fund”), and the WBI Tactical DG Fund (the “Tactical DG Fund”), (each a “Fund,” collectively, the “WBI Funds” or the “Funds”) to achieve positive returns for the fiscal year ended November 30, 2016.

All of the Funds are managed using an investment philosophy and strategies developed over many years for separately managed accounts of WBI Investments, Inc. (“WBI”), the Funds’ investment adviser, with investment objectives similar to those of the Funds. The strategies upon which the Funds are based have been in use for separate account clients since 1992 for the WBI Tactical BA Fund, 1993 for the WBI Tactical BP Fund, 2003 for the WBI Tactical DI Fund, and 2008 for the WBI Tactical DG Fund.

The benefits of the WBI investment management process have historically become most evident during periods of trending market conditions. During periods of negative price trends, the risk management process has resulted in an accumulation of cash and short-term bonds to conserve investment capital. During periods of positive price trends, the security evaluation process used for equity selection has produced candidates with very attractive risk-adjusted return prospects. The disciplined WBI investment management philosophy of attempting to  conserve and grow investment capital over our more than 20-year history has been, in our opinion, compelling. Generating compelling short-term results has been more challenging for these same processes during the current period of exceptional intervention by global monetary authorities, the resulting spread of negative interest rates and other market distortions.

We do not expect the current conditions to continue indefinitely. We do expect that as the next sustained trend develops, the combination of what we still believe to be a superior security selection process, together with our proprietary risk management tools, should produce an investment experience comparable with the WBI investment philosophy. The consistent application of the disciplined process used to manage the Funds will, we believe, prove to be extremely valuable and attractive to our shareholders. We appreciate the continuing confidence our fellow shareholders have maintained in the Funds, and look forward to pursuing the opportunities we believe our disciplined investment process can offer.

Investment Philosophy

The goal of the WBI Funds is to provide consistent, attractive returns with less volatility and risk to capital than traditional approaches. We believe capital

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preservation is essential to providing long-term portfolio growth and a consistent stream of income. Our focus on value, dividends, and risk management has become fundamental to our investment process.

Performance Overview

During the fiscal year ended November 30, 2016, Tactical BA Fund’s No-Load Class returned 3.63%, while the Institutional Class returned 3.86%, exceeding the 3.14% return of the Fund’s custom benchmark. The Fund’s custom benchmark consists of a 50%/50% allocation to Barclays U.S. Aggregate Bond TR Index, which returned 2.17% during the period, and the MSCI World TR Gross Index, which gained 3.77%.

The Tactical BP Fund No-Load Class returned 0.64%, while the Institutional Class returned 0.86% during the fiscal year, less than the 3.14% return of the Fund’s custom benchmark during the period. The Fund’s custom benchmark consists of a 50%/50% allocation to Barclays U.S. Aggregate Bond TR Index, which returned 2.17% during the period, and the MSCI World TR Gross Index, which gained 3.77%.

The Tactical DI Fund No-Load Class returned 0.86% during the fiscal year, while the Institutional Class returned 1.15%, trailing the Fund’s benchmark. The MSCI World TR Gross Index, which is the Fund’s indicated benchmark, returned 3.77% during that period.

During the fiscal year, the Tactical DG Fund No-Load Class returned 0.36%, while the Institutional Class returned 0.56%, trailing the Fund’s benchmark. The MSCI World TR Gross Index, which is the Fund’s indicated benchmark, returned 3.77% during that period.

Because the strategies used in the Funds involve active management of assets with particular attributes, such as stocks that pay dividends or those that have certain value characteristics, no widely-recognized benchmark is likely to be representative of the performance of any of the WBI Funds. For example, the MSCI World TR Gross Index captures large and mid-cap representation of 23 developed markets with approximately 1,650 constituents, and while the Funds may hold stocks of small, mid-sized and large companies headquartered either in the U.S. or abroad, they generally hold less than 50 equities at any one time. The Funds focus on dividend-paying stocks, but not all of the securities in the MSCI World TR Gross Index pay a dividend. Fixed income holdings may include securities with maturities and from issuers that do not correspond to those in the Barclays U.S. Aggregate Bond TR Index. In addition, each Fund uses strategies intended to mitigate volatility and protect capital, and as a result the Funds will often have a significant allocation to cash equivalents. Therefore, while each Fund’s performance includes the effect of an investment in cash equivalents, stock

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and bond market index returns do not. In falling markets, an allocation to cash may contribute to performance that is superior to a market index, but in rising markets, holding cash may cause performance relative to that same index to trail. During the fiscal year, the Funds held material allocations to cash equivalents.

Despite their limitations in assessing the performance of the Funds, indices can provide some context for understanding how market conditions affected Fund performance during the year. For the Tactical BA Fund and Tactical BP Fund, a custom benchmark consisting of a 50%/50% allocation to the MSCI World TR Gross Index and Barclays U.S. Aggregate Bond TR Index is shown because it combines a global equity market index with a U.S. Bond Index, and both the Tactical BA Fund and Tactical BP Fund generally include a material exposure to both equities and fixed income investments. For the Tactical DG Fund and Tactical DI Fund, the MSCI World TR Gross Index is shown as a benchmark because it is a global equity market index that includes the effect of dividends, and both the Tactical DG Fund and Tactical DI Funds may invest in global as well as U.S. dividend-paying equities. However, neither benchmark is, nor will become, representative of past or expected Fund holdings or performance. The benchmark indices do not include an allocation to cash equivalents, are unmanaged, and may not be invested in directly. Their performance does not include the deduction of transaction and operational expenses, or the deduction of an investment management fee, which would alter their indicated historical results.

Review of Fund Trading Activity

The Funds attempt to provide consistent, attractive returns net of expenses with potentially less volatility and risk to capital than traditional approaches, whatever market conditions may be. The stock selection process uses quantitative computer screening of fundamental information to evaluate domestic and foreign equity securities in an attempt to find the best value and dividend opportunities worldwide. Once candidates are identified, an overlay of technical analysis confirms timeliness of security purchases using a combination of price regression and momentum factors. Each Fund’s buy discipline systematically adds qualifying securities within its target allocation using available cash.

Once a security is purchased, a strict sell discipline with a dynamic stop loss and goal setting process attempts to control the effects of the volatility of each invested position on the Fund’s value. If a security stays within its acceptable price channel, it remains in the Fund’s portfolio. If the security moves below the acceptable price channel, a stop is triggered and the Fund will sell the security. This results in a responsive process that actively adjusts the Fund’s allocation by causing it to become more fully invested or by raising cash with the intention of

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protecting capital. This process is likely to result in the Funds holding meaningful allocations to cash equivalents during periods of market volatility.

As per each Fund’s disciplined investment process, trailing stops were implemented for all equity candidates purchased during the year. Because the future is unknowable, our process requires each stop loss trigger to be honored to help prevent the catastrophic losses of capital that could otherwise result from continuing to hold falling securities through declines of indeterminate depth and duration. For the same reason, attractive securities identified by the screening and ranking process will be purchased with available cash if they have passed all purchase hurdles and have begun moving higher. The appearance of qualifying stock candidates in the screen results will be respected as a possible indication of the start of a durable market advance.

The security selection process has continued to uncover what we believe to be attractive investment opportunities for each of the Funds.

WBI Tactical BA Fund

As of November 30, 2016, the Tactical BA Fund held 43 securities in addition to a position in a money market fund which served as a cash equivalent. Twenty-one of these positions had unrealized gains, while twenty-two had unrealized losses. The aggregate net unrealized gain amounted to 2.71% of the Fund’s value.

Approximately 72% of the securities held by the Tactical BA Fund at any time during the fiscal year were sold. As would be expected, securities that were sold on tightened stops because they had approached their goal were generally profitable, and those that were sold on an initial stop generally were not. (Stops are tightened from the initial stop percentage as a security approaches a specified goal price.) Approximately 33% of the securities sold were sold for an average realized gain of 11.6%, and approximately 67% were sold for an average realized loss of -5.5%. Other dispositions (generally involving bonds maturing, adjustments to fixed income exposure or option activity) affected approximately 2.1% of the Fund’s positions, resulting in a net average realized loss of -0.6%.

Examples of securities that made positive contributions to the Tactical BA Fund’s performance during the fiscal year include Insperity Inc., Lincoln National Corporation, Regions Financial Corporation, Steel Dynamics Inc. and iShares 20+ Year Treasury Bond ETF. Examples of securities that detracted from the Fund’s performance during the fiscal year include L Brands Inc., Lowe’s Companies, Inc., Ameriprise Financial Inc., Fastenal Company, and Apple Inc.

Seven options hedges intended to reduce risk were implemented in the Tactical BA Fund during the fiscal year, resulting in an aggregate realized cost of approximately -0.13%.

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High turnover in the Tactical BA Fund’s holdings has the potential to result in the realization and distribution to shareholders of higher capital gains. If Fund shares are held in a taxable account, this may increase your tax liability. To the extent portfolio turnover increases transaction costs, it may also reduce Fund performance. Of course, selling a security in a timely fashion may also improve performance if a subsequent loss is avoided that exceeds the cost of executing the sale.

WBI Tactical BP Fund

As of November 30, 2016, the Tactical BP Fund held 35 securities in addition to a position in a money market fund which served as a cash equivalent. Eighteen of these positions had unrealized gains, while seventeen had unrealized losses. The aggregate net unrealized gain amounted to 3.01% of the Fund’s value.

Approximately 73% of the securities held by the Tactical BP Fund at any time during the fiscal year were sold. As would be expected, securities that were sold on tightened stops because they had approached their goal were generally profitable, and those that were sold on an initial stop generally were not. (Stops are tightened from the initial stop percentage as a security approaches a specified goal price.) Approximately 31% of the securities sold were sold for an average realized gain of 8.1%, and approximately 69% were sold for an average realized loss of -5.6%. Other dispositions (generally involving bonds maturing, adjustments to fixed income exposure or option activity) affected approximately 1.6% of the Fund’s positions, resulting in a net average realized loss of -0.7%.

Examples of securities that made positive contributions to the Tactical BP Fund’s performance during the fiscal year include Greif Inc. Class A, Keycorp, Regions Financial Corporation, Darden Restaurants Inc., and iShares 20+ Year Treasury Bond ETF.  Examples of securities that detracted from the Fund’s performance during the period include Ameriprise Financial Inc., Cathay General Bancorp, Schulman (A.) Inc., Texas Instruments, Inc., and iShares iBoxx $ High Yield Corporate Bond ETF.

Six options hedges intended to reduce risk were implemented in the Tactical BP Fund during the fiscal year, resulting in an aggregate realized cost of approximately -0.15%.

High turnover in the Tactical BP Fund’s holdings has the potential to result in the realization and distribution to shareholders of higher capital gains. If Fund shares are held in a taxable account, this may increase your tax liability. To the extent portfolio turnover increases transaction costs, it may also reduce Fund performance. Of course, selling a security in a timely fashion may also improve performance if a subsequent loss is avoided that exceeds the cost of executing the sale.

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WBI Tactical DI Fund

As of November 30, 2016, the Tactical DI Fund held 31 securities in addition to a position in a money market fund which served as a cash equivalent. Twenty-six of these positions had unrealized gains, while five had unrealized losses. The aggregate net unrealized gain amounted to 9.15% of the Fund’s value.

Approximately 82% of the securities held by the Tactical DI Fund at any time during the fiscal year were sold. As would be expected, securities that were sold on tightened stops because they had approached their goal were generally profitable, and those that were sold on an initial stop generally were not. (Stops are tightened from the initial stop percentage as a security approaches a specified goal price.) Approximately 29% of the securities sold were sold for an average realized gain of 12.1%, and approximately 71% were sold for an average realized loss of -7.2%. Other dispositions (generally involving bonds maturing, adjustments to fixed income exposure or option activity) affected approximately 0.5% of the Fund’s positions, resulting in a net average realized loss of -0.6%.

Examples of securities that made positive contributions to the Tactical DI Fund’s performance during the fiscal year include Insperity Inc., Regions Financial Corporation, Kapstone Paper and Packaging, B&G Foods, Inc. and First Merchants Corporation. Examples of securities that detracted from the Fund’s performance during the period include Atwood Oceanics, Inc., Sasol LTD ADR, Strum Ruger & Company, Inc. Kforce Inc., and The Geo Group, Inc.

Seven options hedges intended to reduce risk were implemented in the Tactical DI Fund during the fiscal year, resulting in an aggregate cost of approximately -0.21%.

High turnover in the Tactical DI Fund’s holdings has the potential to result in the realization and distribution to shareholders of higher capital gains. If Fund shares are held in a taxable account, this may increase your tax liability. To the extent portfolio turnover increases transaction costs, it may also reduce Fund performance. Of course, selling a security in a timely fashion may also improve performance if a subsequent loss is avoided that exceeds the cost of executing the sale.

WBI Tactical DG Fund

As of November 30, 2016, the Tactical DG Fund held 46 securities in addition to a position in a money market fund which served as a cash equivalent. Thirty-seven of these positions had unrealized gains, while nine had unrealized losses. The aggregate unrealized gain amounted to 10.44% of the Fund’s value.

Approximately 77% of the securities held by the Tactical DG Fund at any time during the fiscal year were sold. As would be expected, securities that were sold on tightened stops because they had approached their goal were generally

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profitable, and those that were sold on an initial stop generally were not. (Stops are tightened from the initial stop percentage as a security approaches a specified goal price.) Approximately 28% of the securities sold were sold for an average realized gain of 11.9%, and approximately 72% were sold for an average realized loss of -8.1%. Other dispositions (generally involving bonds maturing, adjustments to fixed income exposure or option activity) affected approximately 0.3% of the Fund’s positions, resulting in a net average realized loss of -0.7%.

Examples of securities that made positive contributions to the Tactical DG Fund’s performance during the fiscal year include Regions Financial Corporation, Insperity Inc., Chemical Financial Corporation, Keycorp, and UnitedHealth Group Inc.  Examples of securities that detracted from the Fund’s performance during the fiscal year include Essendant Inc., Kindred Healthcare Inc., The Geo Group Inc., Lowe’s Companies Inc., and Wisdomtree Investments Inc.

Eleven options hedges intended to reduce risk were implemented in the Tactical DG Fund during the fiscal year, resulting in an aggregate cost of approximately -0.18%.

High turnover in the Tactical DG Fund’s holdings has the potential to result in the realization and distribution to shareholders of higher capital gains. If Fund shares are held in a taxable account, this may increase your tax liability. To the extent portfolio turnover increases transaction costs, it may also reduce Fund performance. Of course, selling a security in a timely fashion may also improve performance if a subsequent loss is avoided that exceeds the cost of executing the sale.

Market Conditions

The Funds’ fiscal year began on December 1, 2015, and U.S. stock and bond markets started the period with a weak first month. The S&P 500 Total Return Index sagged -1.58% in December, and the Bloomberg U.S. Corporate Bond Index fell -0.83% (see Figure 1.)  The 2016 calendar year got off to a terrible start for stocks, as U.S. stock indices suffered through one of the worst Januarys on record.  By February 11th the S&P 500 and Dow Jones Industrial Average (“DJIA”) were down more than -14% from their May 2015 highs, with the NASDAQ down nearly -15% and the small company Russell 2000 down more than -24%. From February’s lows, stock indices bounced back sharply, jumping more than 12% in just seven weeks. The rapid rebound completed a round trip that brought the indices back to nearly where they began the year. Despite all the volatility, the S&P 500, DJIA, and NASDAQ ended the first quarter of 2016 fractionally lower than they had been one year earlier, but the Russell 2000 was still more than -11% lower than it had been at the end of March 2015. The turmoil in equity markets seemed to give a nice boost to the U.S. bond market, and corporate and government bond indices enjoyed solid gains in the first three months of 2016.

WBI Funds

The vote that took place on June 23rd in Great Britain and Northern Ireland about whether or not the United Kingdom should remain a member of the European Union was probably not circled on the calendar of many U.S. investors as a potentially market moving event. Dubbed “Brexit” in the press (a play on “British exit”), the vote was widely expected to be a non-event, with bookies in London assessing the odds at 90% in favor of a vote to stay. As we now know, that’s not what actually happened. The UK voted to leave, the Prime Minister resigned, and equity markets around the world were shaken – then stirred.

The FTSE 100 Index in London dropped -5.62% over the next two trading days, but quickly regained 6.32% to close the second quarter higher than it was before the vote. Over the same four trading days the Dow Jones Industrial Average dropped 871 points, and then gained 790 of those points back in the two trading days that followed. The FTSE gained 5.33% for the quarter – despite Brexit – but other international stock markets generally didn’t fare as well. International stocks as measured by the MSCI EAFE lost -2.64% during the quarter, and Japan’s Nikkei Index dropped -7.06% bringing its 2016 loss through the end of June to -18.17%.

The brief Brexit bobble closed out what was otherwise a relatively quiet second quarter of 2016 in U.S. equity markets. Until the vote, the S&P 500 Index had traded within a 4% range, and closed the quarter up 1.90% (2.46% including dividends). The Dow Jones Industrial Average ended the quarter 1.38% higher, but the NASDAQ dipped -0.56% over the three-month period.

Bonds continued to add to their strong first quarter performance. The Dow Jones Equal Weight Corporate Bond Index added 3.15%, and the Bloomberg Barclays U.S. Treasury 20+ Year Index gained 6.76%.

WBI Funds

Figure 1.

The post-Brexit rally in stocks and bonds continued in July, before a heightened focus on the U.S. elections seemed to increase investor uncertainty. Market returns were muted in August and September, then turned negative in October. After the election, uncertainty seemed to resolve into expectations for big increases in spending on infrastructure and the military, big corporate tax cuts, big reductions in regulations, and higher interest rates. Corporate profits would stand to benefit if these expectations became reality, and this hope seemed to overwhelm concerns about historically rich stock valuations. Stocks moved higher in November to finish the fiscal year with gains, but while stocks were giving investors gains, bonds were taking those gains away. A pick-up in economic growth often leads to a pick-up in inflation and interest rates. The U.S. Federal Reserve Board had already signaled its intention to “normalize” – that is raise – interest rates in the months ahead. The prospect that government deficits could expand because of the combination of lower taxes and higher spending did nothing to ease bond holders’ concerns about rising interest rates – and the falling bond prices rising interest rates bring. The Bloomberg U.S. Corporate Bond Index dropped -2.73% in November, ending the Funds’ fiscal year with a gain of 4.34%.

Investment Commentary

Strange Days

Just over 24 years ago, in June of 1992, we introduced the first version of the investment management process we still use for our separate account clients and for the Funds today. Of course, a lot has changed in the last 24 years. The world

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has changed, the global economy has changed, investments have changed, and the technology and resources we can bring to the process of managing investments have changed. But one thing that hasn’t changed is our commitment to trying to help our investors achieve the returns they need to meet their important financial goals at the level of risk they’re willing to – and are able to – assume. Many of our initial clients are still our clients today. We’ve worked hard to earn their trust and confidence, and we’re grateful for their continuing support.

It hasn’t always been easy. Three times over those years we have been confronted with market environments that have been especially challenging.

We’re going through one of those times right now. Since the end of 2014 the S&P 500 Index has moved up at an annualized pace of about 2.5%, but along the way has gone through two sudden plunges of more than 10% – followed almost immediately by sudden rallies of nearly equal proportions. During the plunges, our risk management process raised cash, limiting the Funds’ exposure to the downside. Our security selection process calls for confirmation that the risk of further big declines has abated before putting that conserved cash at risk, and this limited exposure to the upside during the sudden rallies that followed.

Historically the benefits of the WBI investment management process become most evident during periods of trending market conditions. The long-term disciplined philosophy of attempting to systematically conserve and grow investment capital over our history has been, in our opinion, compelling. Generating compelling short-term results has been more challenging for these same processes, however, during periods of unusual market distortions.

2000-2002

In 1999 the “dot com” boom was in full swing. Technology startups that were long on promise but short on profits soared. A television commercial depicted a fictional tow truck operator who made enough money trading stocks to buy his own tropical island. Excitement about the promise of the internet, and the idea that the old rules of investing no longer applied, were pervasive. Those urging caution were often dismissed as not understanding the “New Paradigm” that was leaving their quaint notions about profits, value, and cash flow behind. The S&P 500 Index gained 19.53% for the year (21.04% including dividends), and the technology heavy NASDAQ jumped an astounding 85.59%.

While the headline numbers for the indexes were impressive, we noted in our newsletter to clients in January 2000 that the enthusiasm for some high-flying tech giants was having a disproportionately large impact on the index results, obscuring pervasive weakness elsewhere:

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“Over 60% of the stocks listed on the New York Stock Exchange ended the year lower than they started it. Of the stocks in the S&P 500, 256 fell, 3 stayed the same and 241 rose for the year. Even the NASDAQ, despite its record breaking year, saw more than half the stocks in its index fall.”

Concerned that the enthusiasm about the internet was turning into a mania that would end badly, we concluded the letter with the following:

“How many will renounce their faith in their long term investment strategy to join the Church of What’s Happening Now?  2000: a new economy, a new paradigm, a new millennium... someday this year may be seen as a critical turning point – not for the behavior of investments, but for the behavior of investors.”

What happened next? The S&P 500 and NASDAQ continued higher for a couple more months, topping out in March 2000. Over the next two and a half years, however, the S&P 500 dropped 49% and the NASDAQ plunged 78% from their respective highs. It would take until May 2007 for the S&P 500 to get back to where it stood seven years earlier, and the NASDAQ would take more than 15 years, until April 2015, to recover all the ground it lost.

2007-2009

By the middle of 2007, the bursting of the internet bubble seemed like ancient history. Investing in real estate, especially residential real estate, had become the latest path to sudden wealth. “Flipping” houses entered the mainstream. Television shows showing people buying and quickly selling homes became popular, and it wasn’t unusual to find folks with little or no experience jumping into the market. What could go wrong? After all, “They’re not making any more land!” Mortgages were easy to get, and mortgages that needed no income documentation, so called “liar loans”, became increasingly common. The big paper gains in real estate seemed to inspire enthusiasm for other investments as well.

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After gaining nearly 14% in 2006, the S&P 500 was up another 6% in the first half of 2007. In the newsletter we sent to clients that July we used the analogy of an impatient baseball player to express our concern about the effect the boom in real estate was having on investors’ willingness to take on too much risk as they chased return:

“People swing away at investments that are “high and outside” – too high in price, and outside their risk tolerance level. They’re going for the fences, but end up striking out instead. It happened during the “dot com” mania of the late 1990s, ending in the fiasco that took the NASDAQ down by nearly 80% between 2000 and 2002. It’s happening again in real estate.”

We advised maintaining a cautious, disciplined approach to investing, noting:

“Of course, it’s easy to get caught up in the excitement of a rising market, whether that market is stocks, bonds, commodities, or real estate – especially if you’ve got cash you could “put to work” (your three swings). But there are times when nothing is particularly cheap in the investment world. It doesn’t really matter that prices are going up and things are getting more and more expensive, because not cheap is still not cheap.”

Once again the concerns about risk we voiced in July may have seemed unfounded, as both the S&P 500 and NASDAQ continued higher into October. Of course, what followed was the worst financial calamity since the Great Depression. Over the next two and a half years millions of people lost their jobs and homes, the S&P 500 and NASDAQ each lost more than 55% of their value, and the world was plunged into a global recession.

Today

With the benefit of hindsight, it’s easy to see that caution was warranted during the internet bubble and the real estate boom. Even as these events were unfolding it was generally understood that something very unusual – if not

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unprecedented – was going on. But risky? It seems that for those of us who are only human, some risks are hard to believe in until we suffer their consequences:

•	Some risks haven’t happened in a while, so new construction goes up around the San Andres Fault. A big earthquake would almost certainly halt that.
•	Some risks don’t harm us right away, so cigarettes continue to attract new customers. If the first cigarette caused cancer that same day, sales would almost certainly fall.
•
Some risks are more conceptual than visceral. Reading about financial distortions that could bring a bear market may or may not cause you to become more cautious about your investments. If a neighbor tells you a bear has been seen prowling around your neighborhood, you may think twice before taking your usual evening stroll around the block.

But are there any unusual market distortions going on today?

As we pointed out in the newsletter we published just a few months ago in July:

“In the wake of the financial crisis and Great Recession, central banks around the world have taken a sledge hammer to rates. They pushed short term rates to zero. When that didn’t move long-term rates down enough, they introduced Quantitative Easing, stepping in to the market to buy bonds with newly printed money to drive rates still lower. When even long-term rates of 0% didn’t seem to be low enough, many monetary authorities drove rates into negative territory. In a development that would have been unthinkable just a few years ago, trillions of dollars of sovereign debt now carry negative yields, and hundreds of billions of corporate bonds do as well. Investors in these bonds aren’t being paid for the use of their money; they are essentially paying borrowers a storage fee for warehousing their cash for them.

Are central bankers implementing unprecedented Quantitative Easing programs and negative interest rates because they see evidence that conditions are favorable for economic growth, or because they are alarmed at economic conditions dangerous enough to justify extraordinary intervention?”

Unusual market distortions?  If massive central bank intervention in the financial markets, and paying someone to borrow your money don’t qualify as unusual, it’s hard to imagine what would.

Perhaps the unprecedented intervention in the financial markets by central banks around the world will work as hoped, reviving global economies and ushering in a new era of growth and opportunity. We devoutly hope so. If a positive trend emerges, we believe the investment process our investors have put their faith in over so many years will help them participate in the prosperity such a change

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could bring. The two or three years that follow these strange days may turn out to be just fine.

But if this current phase of strange circumstances turns out to be a precursor to another serious setback instead, we believe our focus on disciplined risk management will help our investors persevere as they have in the past, helping them to protect their serious money, and preserve their important financial aspirations.

The Bottom Line

We believe that the appropriate approach to investing in a volatile world is one that’s responsive to continually changing conditions and opportunities. We think that process should be focused on managing risk as well as on pursuing return. It should be disciplined and have a track record that spans both good times and bad. In short, our opinion is that it should be just like the process we have used for our investment management clients for the last 24 years – and continue to use to manage the Funds today.

Sincerely,

Gary E. Stroik	Don Schreiber, Jr.
Co-Portfolio Manager	Co-Portfolio Manager
Vice President & Chief Investment Officer	Founder & CEO

Unless otherwise indicated, the source for all price and index data used in charts, tables and commentary is Bloomberg.  Past performance is not a guarantee of future results. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Opinions expressed are those of WBI Investments, Inc. (“WBI”), the Funds’ investment adviser, are subject to change, are not guaranteed, and should not be construed as recommendations or investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in the WBI Funds include risks associated with foreign and emerging market securities, fixed income securities, high-yield securities, small and medium companies, ETFs and ETNs, Options, Mortgage-Backed Securities, MLP, turnover, model, and REIT risks. Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies. The Fund’s investment style is to invest in dividend-paying common stocks. See the prospectus for additional information about the risks of investing in the Fund.

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Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. References to other funds should not be interpreted as an offer of these securities. For a complete list of Fund holdings, please refer to the Schedule of Investments in this report.

While the Funds are no-load, management fees and other expenses will apply. Please refer to the prospectus for additional information.

A stop loss order directs a brokerage firm to sell the specified security at the prevailing market price should that security’s price fall to or below a stipulated price. A stop limit order directs a brokerage firm to sell the specified security should that security’s price fall to or below a stipulated price, but only if the transaction can be executed at or above the limit price given as part of the order. The Funds use WBI’s proprietary Dynamic Trailing Stop/Loss System (DTSTM), which is designed to help control the risk to invested capital when investing in volatile securities and markets. The DTSTM is not a stop loss order or stop limit order placed with a brokerage firm, but an internal process for monitoring price movements. While the DTSTM may be used to initiate the process for selling a security, it does not assure that a particular execution price will be received.

The sources for index price and performance data used in the discussion of market conditions and market commentary is Bloomberg. The MSCI World TR Gross Index captures large and mid-cap representation of 23 developed markets, with over 1,650 constituents, covering approximately 85% of the free-float capitalization of each country. Performance shown in this report for this index includes the performance effect of dividends paid by the constituent stocks. The Barclays U.S. Aggregate Bond TR Index measures the performance of the U.S. Dollar denominated investment grade, fixed rate, taxable bond market of SEC-registered securities. The Blended Index is a 50% MSCI World TR Gross Index & 50% Barclays U.S. Aggregate Bond TR Index, rebalanced monthly. One cannot invest directly in an index.

Definitions of other indices referenced in the commentary:

The Dow Jones Industrial Average (DJIA or “The Dow”) is a price-weighted average of 30 of the largest blue chip issues traded on the New York Stock Exchange.

The S&P 500 Index includes a representative sample of large-cap U.S. companies in leading industries. The S&P 500 Total Return Index includes the performance effect of the dividends paid by the stocks in the index.

The NASDAQ Composite Index (NASDAQ) is a market-value weighted index of all common stocks listed on NASDAQ.

The Russell 2000 Index includes the smallest 2,000 stocks in the Russell 3000 Index (approximately 8% of the total market capitalization of the Russell 3000 Index) of the Russell data series.

The MSCI EAFE Index (EAFE) is an unmanaged index based on share prices of approximately 1,470 companies listed on stock exchanges around the world. The stocks of twenty countries are included in the index.

The FTSE 100 Index is a capitalization-weighted index of the largest 100 companies on the London Stock Exchange.

The Nikkei Stock Average is a price-weighted average of 225 Japanese companies trading on the Tokyo Stock Exchange.

The Dow Jones Equal Weight U.S. Issued Corporate Bond Index is an index of 96 bonds issued by leading U.S. companies designed to represent the market performance, on a total-return basis, of investment-grade bonds.

WBI Funds

The Bloomberg U.S. Corporate Bond Index is a market-weighted index of investment grade, taxable, fixed-rate, dollar denominated corporate bonds.

The Bloomberg Barclays U.S. Treasury 20+ Year Index measures the fixed-rate, dollar denominated debt issued by the U.S. Treasury with more than 20 years remaining to maturity.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Must be preceded or accompanied by a prospectus.

WBI Funds are distributed by Quasar Distributors, LLC.

WBI TACTICAL BA FUND
Comparison of the change in value of a hypothetical $250,000 investment in the WBI Tactical BA Fund - Institutional Shares vs. the S&P 500® Index,
the Bloomberg Barclays Capital U.S. Government/Credit Bond Index,
the MSCI World Index, and the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Return:
	One	Five	Since
	Year	Years	Inception[1]
WBI Tactical BA Fund - Institutional Shares	3.86%	2.86%	2.15%
WBI Tactical BA Fund - No Load Shares	3.63%	2.57%	1.87%
S&P 500® Index[2]	8.06%	14.45%	12.24%
Bloomberg Barclays Capital
Government/Credit Bond Index[2]	2.38%	2.51%	3.39%
50% S&P 500® Index/ 50% Bloomberg Barclays
Capital U.S. Government/Credit Bond Index Blend	5.35%	8.49%	7.94%
MSCI World Index (Gross)	3.77%	10.51%	7.88%
Bloomberg Barclays U.S. Aggregate Bond Index	2.17%	2.43%	3.21%
50% MSCI World Index (Gross)/ 50% Bloomberg
Barclays U.S. Aggregate Bond Index Blend	3.14%	6.57%	5.74%
Total Annual Fund Operating Expenses: 1.54% (Institutional Shares);
1.79% (No Load Shares)

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 924-3863.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital

WBI Tactical BA Fund

gains distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less. If it did, total returns would be reduced. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Bloomberg Barclays Capital U.S. Government/Credit Bond Index measures performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities. To be included in the index, the securities must have a remaining maturity greater than or equal to 1 year, have $250 million or more of outstanding face value, and must be fixed rate and non-convertible.

The MSCI World Index captures large- and mid-cap representation across 23 developed markets countries. With 1,649 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The gross return variant of the index is a total return index that reflects the full reinvestment of constituents’ dividends, prior to the deduction of foreign or local taxes.

The Bloomberg Barclays U.S. Aggregate Bond Index is a component of the U.S. Universal Index and covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities.

1	The Fund commenced operations on December 29, 2010.
2
Effective March 29, 2016, the S&P 500® Index and the Bloomberg Barclays Capital U.S. Government/Credit Bond Index were replaced by the MSCI World Index (Gross) and the Bloomberg Barclays U.S. Aggregate Bond Index, respectively.

WBI TACTICAL BP FUND
Comparison of the change in value of a hypothetical $250,000 investment in the WBI Tactical BPI Fund - Institutional Shares vs. the S&P 500® Index,
the Bloomberg Barclays Capital U.S. Government/Credit Bond Index,
the MSCI World Index, and the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Return:
	One	Since
	Year	Inception[1]
WBI Tactical BP Fund - Institutional Shares	0.86%	1.28%
WBI Tactical BP Fund - No Load Shares	0.64%	1.05%
S&P 500® Index[2]	8.06%	11.20%
Bloomberg Barclays Capital U.S.
Government/Credit Bond Index[2]	2.38%	2.23%
50% S&P 500® Index/ 50% Bloomberg Barclays
Capital Government/Credit Bond Index Blend	5.35%	6.80%
MSCI World Index (Gross)	3.77%	6.99%
Bloomberg Barclays U.S. Aggregate Bond Index	2.17%	2.31%
50% MSCI World Index (Gross)/ 50% Bloomberg
Barclays U.S. Aggregate Bond Index Blend	3.14%	4.80%
Total Annual Fund Operating Expenses: 1.64% (Institutional Shares);
1.89% (No Load Shares)

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 924-3863.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Performance data shown does not reflect

WBI Tactical BP Fund

the 2.00% redemption fee imposed on shares held 60 days or less. If it did, total returns would be reduced. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Bloomberg Barclays Capital U.S. Government/Credit Bond Index measures performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities. To be included in the index, the securities must have a remaining maturity greater than or equal to 1 year, have $250 million or more of outstanding face value, and must be fixed rate and non-convertible.

The MSCI World Index captures large- and mid-cap representation across 23 developed markets countries. With 1,649 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The gross return variant of the index is a total return index that reflects the full reinvestment of constituents’ dividends, prior to the deduction of foreign or local taxes.

The Bloomberg Barclays U.S. Aggregate Bond Index is a component of the U.S. Universal Index and covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities.

1	The Fund commenced operations on June 17, 2013.
2
Effective March 29, 2016, the S&P 500® Index and the Bloomberg Barclays Capital U.S. Government/Credit Bond Index were replaced by the MSCI World Index (Gross) and the Bloomberg Barclays U.S. Aggregate Bond Index, respectively.

WBI TACTICAL DI FUND
Comparison of the change in value of a hypothetical $250,000 investment in the WBI Tactical DI Fund - Institutional Shares vs.
the S&P 500® Index and the MSCI World Index (Gross).

Average Annual Total Return:
	One	Since
	Year	Inception[1]
WBI Tactical DI Fund - Institutional Shares	1.15%	-0.25%
WBI Tactical DI Fund - No Load Shares	0.86%	-0.42%
S&P 500® Index[2]	8.06%	11.20%
MSCI World Index (Gross)	3.77%	6.99%
Total Annual Fund Operating Expenses: 1.54% (Institutional Shares);
1.79% (No Load Shares)

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 924-3863.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less. If it did, total returns would be reduced. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The MSCI World Index captures large- and mid-cap representation across 23 developed markets countries. With 1,649 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The gross return variant of the index is a total return index that reflects the full reinvestment of constituents’ dividends, prior to the deduction of foreign or local taxes.

1	The Fund commenced operations on June 17, 2013.
2	Effective March 29, 2016, the S&P 500® Index was replaced by the MSCI World Index (Gross).

WBI TACTICAL DG FUND Comparison of the change in value of a hypothetical $250,000 investment in the WBI Tactical DG Fund - Institutional Shares vs. the S&P 500® Index and the MSCI World Index (Gross).

Average Annual Total Return:

	One	Five	Since
	Year	Years	Inception[1]
WBI Tactical DG Fund - Institutional Shares	0.56%	5.56%	3.77%
WBI Tactical DG Fund - No Load Shares	0.36%	5.23%	3.50%
S&P 500® Index[2]	8.06%	14.45%	12.24%
MSCI World Index (Gross)	3.77%	10.51%	7.88%
Total Annual Fund Operating Expenses: 1.53% (Institutional Shares);
1.78% (No Load Shares)

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 924-3863.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less. If it did, total returns would be reduced. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The MSCI World Index captures large- and mid-cap representation across 23 developed markets countries. With 1,649 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The gross return variant of the index is a total return index that reflects the full reinvestment of constituents’ dividends, prior to the deduction of foreign or local taxes.

1	The Fund commenced operations on December 29, 2010.
2	Effective March 29, 2016, the S&P 500® Index was replaced by the MSCI World Index (Gross).

WBI Funds

EXPENSE EXAMPLE – as of November 30, 2016 (Unaudited)

Generally, shareholders of mutual funds incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The WBI Tactical BA Fund, WBI Tactical BP Fund, WBI Tactical DI Fund, and WBI Tactical DG Fund Examples are based on an investment of $1,000 invested in the No Load Class and the Institutional Class of each Fund at the beginning of the period and held for the entire period (6/1/16 – 11/30/16).

Actual Expenses

The first line of the tables on the following pages provides information about actual account values and actual expenses, with actual net expenses being limited to 1.75% and 1.50% per the operating expenses limitation agreement for the No Load Class and the Institutional Class, respectively, of each Fund. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  The Example on the following pages includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this

WBI Funds

EXPENSE EXAMPLE – as of November 30, 2016 (Unaudited), Continued

5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your transaction costs would have been higher.

WBI Tactical BA Fund – No Load Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/16	11/30/16	6/1/16 – 11/30/16*
Actual	$1,000.00	$1,039.20	$8.92
Hypothetical (5% return
before expenses)	$1,000.00	$1,016.25	$8.82

*
Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 366 days to reflect the one-half year expense.

WBI Tactical BA Fund – Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/16	11/30/16	6/1/16 – 11/30/16*
Actual	$1,000.00	$1,040.30	$7.65
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.50	$7.57

*
Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 366 days to reflect the one-half year expense.

WBI Tactical BP Fund – No Load Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/16	11/30/16	6/1/16 – 11/30/16*
Actual	$1,000.00	$1,025.00	$8.86
Hypothetical (5% return
before expenses)	$1,000.00	$1,016.25	$8.82

*
Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 366 days to reflect the one-half year expense.

WBI Funds

EXPENSE EXAMPLE – as of November 30, 2016 (Unaudited), Continued

WBI Tactical BP Fund – Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/16	11/30/16	6/1/16 – 11/30/16*
Actual	$1,000.00	$1,025.80	$7.60
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.50	$7.57

*
Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 366 days to reflect the one-half year expense.

WBI Tactical DI Fund – No Load Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/16	11/30/16	6/1/16 – 11/30/16*
Actual	$1,000.00	$1,059.80	$9.01
Hypothetical (5% return
before expenses)	$1,000.00	$1,016.25	$8.82

*
Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 366 days to reflect the one-half year expense.

WBI Tactical DI Fund – Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/16	11/30/16	6/1/16 – 11/30/16*
Actual	$1,000.00	$1,061.30	$7.73
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.50	$7.57

*
Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 366 days to reflect the one-half year expense.

WBI Tactical DG Fund – No Load Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/16	11/30/16	6/1/16 – 11/30/16*
Actual	$1,000.00	$1,047.80	$8.96
Hypothetical (5% return
before expenses)	$1,000.00	$1,016.25	$8.82

*
Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 366 days to reflect the one-half year expense.

WBI Funds

EXPENSE EXAMPLE – as of November 30, 2016 (Unaudited), Continued

WBI Tactical DG Fund – Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/16	11/30/16	6/1/16 – 11/30/16*
Actual	$1,000.00	$1,049.00	$7.68
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.50	$7.57

*
Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 366 days to reflect the one-half year expense.

WBI Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS – as of November 30, 2016 (Unaudited)

WBI Tactical BA Fund

WBI Tactical BP Fund

Percentages represent market value as a percentage of total investments.

WBI Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS – as of November 30, 2016 (Unaudited)

WBI Tactical DI Fund

WBI Tactical DG Fund

Percentages represent market value as a percentage of total investments.

WBI Tactical BA Fund

SCHEDULE OF INVESTMENTS as of November 30, 2016

Shares	COMMON STOCKS - 57.70%	Value
	Administrative and Support Services - 1.72%
5,901	ManpowerGroup, Inc.	$504,004

	Building Material and
	Garden Equipment - 3.58%
11,743	MSC Industrial Direct, Inc. - Class A	1,049,120

	Chemical Manufacturing - 4.33%
6,580	Dow Chemical Co.	366,638
9,012	E. I. du Pont de Nemours & Co.	663,373
12,531	Orion Engineered Carbons S.A. (a)	239,342
		1,269,353
	Computer and Electronic
	Product Manufacturing - 5.23%
8,444	Analog Devices, Inc.	626,883
12,283	Texas Instruments, Inc.	908,082
		1,534,965
	Credit Intermediation and
	Related Activities - 6.66%
14,590	Guaranty Bancorp	310,767
20,861	H&R Block, Inc.	462,280
12,593	KB Financial Group, Inc. - ADR	451,081
4,829	PacWest Bancorp	247,486
27,900	TCF Financial Corp.	484,065
		1,955,679
	Fabricated Metal
	Product Manufacturing - 1.90%
5,304	Drew Industries, Inc.	557,450

	Furniture and Related
	Product Manufacturing - 1.68%
15,207	Herman Miller, Inc.	494,228

	Insurance Carriers and
	Related Activities - 3.69%
9,320	Aflac, Inc.	665,262
8,297	Arthur J. Gallagher & Co.	417,754
		1,083,016
	Merchant Wholesalers,
	Durable Goods - 4.58%
22,481	Applied Industrial Technologies, Inc.	1,345,488

The accompanying notes are an integral part of these financial statements.

WBI Tactical BA Fund

SCHEDULE OF INVESTMENTS as of November 30, 2016, Continued

Shares		Value
	Motor Vehicle and Parts Dealers - 2.35%
13,799	Penske Automotive Group, Inc.	$688,708

	Paper Manufacturing - 2.20%
7,620	Packaging Corp. of America	645,871

	Personal and Laundry Services - 1.11%
12,020	Service Corp. International	324,420

	Professional, Scientific, and
	Technical Services - 8.61%
7,489	Accenture PLC - Class A (a)	894,411
25,188	Booz Allen Hamilton Holding Corp.	952,358
16,587	Forrester Research, Inc.	678,409
		2,525,178
	Publishing Industries (except Internet) - 1.89%
24,756	TEGNA, Inc.	555,277

	Securities and Commodity Contracts
	Intermediation and Brokerage - 1.05%
7,468	Morgan Stanley	308,876

	Transportation Equipment
	Manufacturing - 4.01%
34,072	General Motors Co.	1,176,506

	Utilities - 3.11%
38,266	CenterPoint Energy, Inc.	913,027
	TOTAL COMMON STOCKS
	(Cost $16,026,494)	16,931,166

	EXCHANGE-TRADED FUNDS - 18.82%
24,718	First Trust Enhanced Short Maturity ETF	1,481,350
11,900	PowerShares Chinese Yuan Dim
	Sum Bond Portfolio ETF	266,310
63,371	PowerShares Fundamental High Yield
	Corporate Bond Portfolio ETF	1,177,433
32,161	PowerShares International Corporate Bond
	Portfolio ETF	781,191
8,463	SPDR Bloomberg Barclays
	High Yield Bond ETF	305,683
13,009	SPDR Bloomberg Barclays International
	Corporate Bond ETF	399,246

The accompanying notes are an integral part of these financial statements.

WBI Tactical BA Fund

SCHEDULE OF INVESTMENTS as of November 30, 2016, Continued

Shares		Value
14,615	Vanguard Intermediate-Term
	Government Bond ETF	$939,744
3,981	WisdomTree Asia Local Debt Fund ETF	171,275
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $5,638,467)	5,522,232

Principal
Amount	CORPORATE BONDS - 3.27%
	Ambulatory Health Care Services - 0.60%
	Laboratory Corp. of America Holdings
$170,000	3.75%, 8/23/2022	175,389

	Machinery Manufacturing - 1.66%
	Kennametal, Inc.
490,000	2.65%, 11/1/2019	487,584

	Miscellaneous Manufacturing - 0.33%
	Zimmer Holdings, Inc.
90,000	4.625%, 11/30/2019	95,551

	Publishing Industries (except Internet) - 0.68%
	Thomson Reuters Corp.
193,000	3.95%, 9/30/2021	201,025
	TOTAL CORPORATE BONDS
	(Cost $958,448)	959,549

	U.S. TREASURY NOTES - 11.57%
700,000	0.50%, 2/28/2017	700,110
1,000,000	0.50%, 4/30/2017	999,854
1,000,000	0.50%, 7/31/2017	998,496
700,000	0.625%, 9/30/2017	698,893
		3,397,353
	TOTAL U.S. GOVERNMENT NOTES
	(Cost $3,398,091)	3,397,353

The accompanying notes are an integral part of these financial statements.

WBI Tactical BA Fund

SCHEDULE OF INVESTMENTS as of November 30, 2016, Continued

Shares	SHORT-TERM INVESTMENTS - 8.71%	Value
2,555,281	Invesco STIT-Treasury Portfolio -
	Institutional Class, 0.26% (b)	$2,555,281
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,555,281)	2,555,281
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $28,576,781) - 100.07%	29,365,581
	Liabilities in Excess of Other Assets - (0.07)%	(20,121)
	NET ASSETS - 100.00%	$29,345,460

ADR - American Depositary Receipt
ETF - Exchange-Traded Fund
(a)	U.S. traded security of a foreign issuer.
(b)	Rate shown is the 7-day annualized yield as of November 30, 2016.

The accompanying notes are an integral part of these financial statements.

WBI Tactical BP Fund

SCHEDULE OF INVESTMENTS as of November 30, 2016

Shares	COMMON STOCKS - 46.94%	Value
	Administrative and Support Services - 1.70%
5,521	ManpowerGroup, Inc.	$471,549

	Building Material and
	Garden Equipment - 2.24%
6,955	MSC Industrial Direct, Inc. - Class A	621,359

	Chemical Manufacturing - 7.97%
20,605	Dow Chemical Co.	1,148,110
8,360	E. I. du Pont de Nemours & Co.	615,380
4,648	Merck & Co., Inc.	284,411
8,373	Orion Engineered Carbons S.A. (a)	159,924
		2,207,825
	Computer and Electronic
	Product Manufacturing - 3.71%
13,923	Texas Instruments, Inc.	1,029,327

	Credit Intermediation and
	Related Activities - 9.36%
20,000	Brookline Bancorp, Inc.	298,000
5,435	Cullen/Frost Bankers, Inc.	447,355
10,281	Financial Institutions, Inc.	315,113
35,734	H&R Block, Inc.	791,865
6,640	Park National Corp.	741,024
		2,593,357
	Fabricated Metal
	Product Manufacturing - 3.06%
8,075	Drew Industries, Inc.	848,683

	Furniture and Related
	Product Manufacturing - 0.66%
5,645	Herman Miller, Inc.	183,463

	Insurance Carriers and
	Related Activities - 1.27%
13,500	Zurich Insurance Group AG - ADR	353,430

	Machinery Manufacturing - 3.57%
13,294	Ingersoll-Rand PLC (a)	990,935

	Motor Vehicle and Parts Dealers - 2.28%
12,688	Penske Automotive Group, Inc.	633,258

	Primary Metal Manufacturing - 1.03%
4,573	Nucor Corp.	284,395

The accompanying notes are an integral part of these financial statements.

WBI Tactical BP Fund

SCHEDULE OF INVESTMENTS as of November 30, 2016, Continued

Shares		Value
	Securities and Commodity Contracts
	Intermediation and Brokerage - 1.79%
11,968	Morgan Stanley	$494,996

	Transportation Equipment
	Manufacturing - 4.31%
34,568	General Motors Co.	1,193,633

	Utilities - 3.99%
13,922	CenterPoint Energy, Inc.	332,179
14,011	Hawaiian Electric Industries, Inc.	431,539
12,293	MDU Resources Group, Inc.	341,991
		1,105,709
	TOTAL COMMON STOCKS
	(Cost $12,031,684)	13,011,919

	EXCHANGE-TRADED FUNDS - 44.53%
23,363	First Trust Enhanced Short Maturity ETF	1,400,146
24,540	Guggenheim BulletShares 2022
	Corporate Bond ETF	514,604
44,509	iShares 0-5 Year High Yield
	Corporate Bond ETF	2,089,252
11,492	PowerShares Chinese Yuan Dim Sum
	Bond Portfolio ETF	257,179
59,541	PowerShares Fundamental High Yield
	Corporate Bond Portfolio ETF	1,106,273
30,405	PowerShares International Corporate
	Bond Portfolio ETF	738,537
8,144	SPDR Bloomberg Barclays
	High Yield Bond ETF	294,161
12,321	SPDR Bloomberg Barclays International
	Corporate Bond ETF	378,131
53,618	SPDR Bloomberg Barclays Short Term
	Corporate Bond ETF	1,637,494
76,410	SPDR Bloomberg Barclays Short Term
	High Yield Bond ETF	2,099,747
20,991	Vanguard Short-Term Corporate Bond ETF	1,667,105
3,715	WisdomTree Asia Local Debt ETF	159,830
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $12,382,228)	12,342,459

The accompanying notes are an integral part of these financial statements.

WBI Tactical BP Fund

SCHEDULE OF INVESTMENTS as of November 30, 2016, Continued

Shares	SHORT-TERM INVESTMENTS - 8.74%	Value
2,424,027	Invesco STIT-Treasury Portfolio -
	Institutional Class, 0.26% (b)	$2,424,027
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,424,027)	2,424,027
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $26,837,939) - 100.21%	27,778,405
	Liabilities in Excess of Other Assets - (0.21)%	(59,496)
	NET ASSETS - 100.00%	$27,718,909

ADR -American Depositary Receipt
EFT -Exchange-Traded Fund
(a)	U.S. traded security of a foreign issuer.
(b)	Rate shown is the 7-day annualized yield as of November 30, 2016.

The accompanying notes are an integral part of these financial statements.

WBI Tactical DI Fund

SCHEDULE OF INVESTMENTS as of November 30, 2016

Shares	COMMON STOCKS - 82.90%	Value
	Administrative and Support Services - 4.44%
570	ManpowerGroup, Inc.	$48,684
4,047	Randstad Holding NV - ADR	102,227
		150,911
	Ambulatory Health Care Services - 1.31%
509	Quest Diagnostics, Inc.	44,517

	Building Material and
	Garden Equipment - 4.22%
1,604	MSC Industrial Direct, Inc. - Class A	143,301

	Chemical Manufacturing - 10.40%
1,395	Dow Chemical Co.	77,729
989	E. I. du Pont de Nemours & Co.	72,800
4,576	Orion Engineered Carbons S.A. (a)	87,402
1,972	Trinseo S.A. (a)	115,462
		353,393
	Computer and Electronic
	Product Manufacturing - 3.96%
1,822	Texas Instruments, Inc.	134,700

	Credit Intermediation and
	Related Activities - 9.18%
4,342	H&R Block, Inc.	96,219
2,938	Republic Bancorp, Inc. - Class A	108,794
1,360	State Street Corp.	107,168
		312,181
	Fabricated Metal
	Product Manufacturing - 3.18%
777	Parker-Hannifin Corp.	107,949

	Furniture and Related
	Product Manufacturing - 3.98%
9,032	Kimball International, Inc. - Class B	135,480

	Insurance Carriers and
	Related Activities - 10.19%
13,031	Crawford & Co. - Class A	131,874
2,284	Lincoln National Corp.	146,404
983	Marsh & McLennan Cos., Inc.	68,132
		346,410

The accompanying notes are an integral part of these financial statements.

WBI Tactical DI Fund

SCHEDULE OF INVESTMENTS as of November 30, 2016, Continued

Shares		Value
	Machinery Manufacturing - 4.04%
1,844	Ingersoll-Rand PLC (a)	$137,452

	Miscellaneous Manufacturing - 4.50%
4,160	Brady Corp. - Class A	152,881

	Paper Manufacturing - 0.81%
324	Packaging Corp. of America	27,462

	Personal and Laundry Services - 3.16%
3,975	Service Corp. International	107,285

	Postal Service - 1.74%
1,900	Deutsche Post AG - ADR	59,318

	Primary Metal Manufacturing - 3.66%
3,509	Steel Dynamics, Inc.	124,499

	Publishing Industries (except Internet) - 1.67%
2,525	TEGNA, Inc.	56,636

	Securities and Commodity Contracts
	Intermediation and Brokerage - 1.06%
872	Morgan Stanley	36,066

	Transportation Equipment
	Manufacturing - 5.11%
413	Boeing Co.	62,181
3,235	General Motors Co.	111,704
		173,885
	Utilities - 6.29%
3,308	Hawaiian Electric Industries, Inc.	101,886
4,022	MDU Resources Group, Inc.	111,892
		213,778
	TOTAL COMMON STOCKS
	(Cost $2,540,854)	2,818,104

	EXCHANGE-TRADED FUNDS - 12.11%
3,005	iShares Emerging Markets
	High Yield Bond ETF	144,661
3,361	Vanguard Short-Term Corporate Bond ETF	266,930
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $418,740)	411,591

The accompanying notes are an integral part of these financial statements.

WBI Tactical DI Fund

SCHEDULE OF INVESTMENTS as of November 30, 2016, Continued

Shares	SHORT-TERM INVESTMENTS - 4.25%	Value
144,681	Invesco STIT-Treasury Portfolio -
	Institutional Class, 0.26% (b)	$144,681
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $144,681)	144,681
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $3,104,275) - 99.26%	3,374,376
	Other Assets in Excess of Liabilities - 0.74%	25,091
	NET ASSETS - 100.00%	$3,399,467

ADR -American Depositary Receipt
EFT - Exchange-Traded Fund
(a)	U.S. traded security of a foreign issuer.
(b)	Rate shown is the 7-day annualized yield as of November 30, 2016.

The accompanying notes are an integral part of these financial statements.

WBI Tactical DG Fund

SCHEDULE OF INVESTMENTS as of November 30, 2016

Shares	COMMON STOCKS - 87.39%	Value
	Accommodation - 3.25%
7,627	Marriott International, Inc. - Class A	$600,855

	Administrative and Support Services - 3.54%
4,106	ABM Industries, Inc.	180,664
2,142	ManpowerGroup, Inc.	182,948
8,992	Navient Corp.	154,932
5,382	Randstad Holding NV - ADR	135,950
		654,494
	Aerospace and Defense - 3.39%
2,514	Northrop Grumman Corp.	627,620

	Ambulatory Health Care Services - 0.96%
4,269	HealthSouth Corp.	177,889

	Building Material and
	Garden Equipment - 1.64%
3,398	MSC Industrial Direct, Inc. - Class A	303,577

	Chemical Manufacturing - 4.36%
7,279	Dow Chemical Co.	405,586
5,458	E. I. du Pont de Nemours & Co.	401,763
		807,349
	Computer and Electronic
	Product Manufacturing - 9.27%
16,732	Cisco Systems, Inc.	498,948
28,810	Infineon Technologies AG - ADR	480,839
4,315	Texas Instruments, Inc.	319,008
12,351	Tokyo Electron Limited - ADR (a)	286,296
8,505	Vishay Intertechnology, Inc.	128,851
		1,713,942
	Credit Intermediation and
	Related Activities - 10.09%
4,116	Federal Agricultural Mortgage Corp. - Class C	222,305
1,100	First Defiance Financial Corp.	50,919
22,920	H&R Block, Inc.	507,908
7,360	Independent Bank Corp.	479,136
4,214	M&T Bank Corp.	606,563
		1,866,831
	Fabricated Metal Product
	Manufacturing - 1.16%
2,909	Crane Co.	213,782

The accompanying notes are an integral part of these financial statements.

WBI Tactical DG Fund

SCHEDULE OF INVESTMENTS as of November 30, 2016, Continued

Shares		Value
	Furniture and Related Product
	Manufacturing - 0.59%
3,368	Herman Miller, Inc.	$109,460

	Insurance Carriers and
	Related Activities - 16.62%
9,304	Aflac, Inc.	664,120
3,711	Allied World Assurance Co. Holdings A.G. (b)	173,712
2,508	Everest Re Group, Ltd. (b)	528,059
10,012	Lincoln National Corp.	641,769
3,759	Reinsurance Group of America, Inc.	458,786
3,842	UnitedHealth Group, Inc.	608,265
		3,074,711
	Machinery Manufacturing - 3.91%
7,621	NACCO Industries, Inc. - Class A	723,995

	Merchant Wholesalers,
	Durable Goods - 1.25%
3,406	TE Connectivity Ltd. (b)	230,382

	Motion Picture and Sound
	Recording Industries - 0.98%
4,546	Cinemark Holdings, Inc.	181,113

	Motor Vehicle and Parts Dealers - 3.93%
10,015	Group 1 Automotive, Inc.	726,989

	Paper Manufacturing - 1.87%
4,073	Packaging Corp. of America	345,227

	Personal and Laundry Services - 0.95%
6,485	Service Corp. International	175,030

	Plastics and Rubber
	Products Manufacturing - 1.67%
2,464	Illinois Tool Works, Inc.	308,444

	Primary Metal Manufacturing - 2.59%
13,522	Steel Dynamics, Inc.	479,761

	Professional, Scientific, and
	Technical Services - 5.11%
14,105	Adecco Group AG - ADR	434,152
11,417	Hackett Group, Inc.	202,766
3,722	Science Applications International Corp.	307,325
		944,243

The accompanying notes are an integral part of these financial statements.

WBI Tactical DG Fund

SCHEDULE OF INVESTMENTS as of November 30, 2016, Continued

Shares		Value
	Securities and Commodity Contracts
	Intermediation and Brokerage - 3.12%
13,966	Morgan Stanley	$577,634

	Transportation Equipment
	Manufacturing - 6.36%
2,210	Boeing Co.	332,738
13,603	Dana, Inc.	229,755
17,763	General Motors Co.	613,356
		1,175,849
	Utilities - 0.78%
5,182	MDU Resources Group, Inc.	144,163
	TOTAL COMMON STOCKS
	(Cost $14,405,804)	16,163,340

	EXCHANGE-TRADED FUNDS - 9.13%
12,463	iShares Emerging Markets
	High Yield Bond ETF	599,969
13,693	Vanguard Short-Term Corporate Bond ETF	1,087,498
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $1,717,075)	1,687,467

	SHORT-TERM INVESTMENTS - 3.75%
693,716	Invesco STIT-Treasury Portfolio -
	Institutional Class, 0.26% (c)	693,716
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $693,716)	693,716
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $16,816,595) - 100.27%	18,544,523
	Liabilities in Excess of Other Assets - (0.27)%	(49,433)
	NET ASSETS - 100.00%	$18,495,090

ADR - American Depositary Receipt
ETF - Exchange-Traded Fund
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Rate shown is the 7-day annualized yield as of November 30, 2016.

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2016

	WBI Tactical	WBI Tactical
	BA Fund	BP Fund
ASSETS
Investments in securities, at value
(identified cost $28,576,781 and
$26,837,939, respectively)	$29,365,581	$27,778,405
Cash	1	—
Receivables
Investment securities sold	2,366,559	413,581
Fund shares sold	25,000	14,588
Dividends and interest	35,348	34,703
Dividend tax reclaim	—	2,706
Prepaid expenses	17,272	13,758
Total assets	31,809,761	28,257,741
LIABILITIES
Payables
Investment securities purchased	2,259,887	439,552
Fund shares redeemed	87,630	10,780
Administration and fund accounting fees	26,494	24,477
Audit fees	21,000	21,000
Shareholder servicing fees	16,069	7,543
Advisory fees	15,025	10,443
Shareholder reporting	12,171	5,944
Transfer agent fees and expenses	9,166	8,556
12b-1 fees	6,075	1,027
Legal fees	4,466	3,956
Chief Compliance Officer fee	3,000	3,000
Custody fees	2,402	1,462
Trustee fees	627	558
Accrued expenses	289	534
Total liabilities	2,464,301	538,832
NET ASSETS	$29,345,460	$27,718,909

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2016, Continued

	WBI Tactical	WBI Tactical
	BA Fund	BP Fund
CALCULATION OF NET ASSET
VALUE PER SHARE
No Load Shares
Net assets applicable to shares outstanding	$14,497,036	$2,447,269
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	1,400,206	245,970
Net asset value, offering and
redemption price per share	$10.35	$9.95
Institutional Shares
Net assets applicable to shares outstanding	$14,848,424	$25,271,640
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	1,426,191	2,535,126
Net asset value, offering and
redemption price per share	$10.41	$9.97
COMPONENTS OF NET ASSETS
Paid-in capital	$32,452,460	$29,629,008
Undistributed net investment income	37,850	80,742
Accumulated net realized loss
from investments and options	(3,933,650)	(2,931,307)
Net unrealized appreciation on investments	788,800	940,466
Net assets	$29,345,460	$27,718,909

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2016

	WBI Tactical	WBI Tactical
	DI Fund	DG Fund
ASSETS
Investments in securities, at value
(identified cost $3,104,275 and
$16,816,595, respectively)	$3,374,376	$18,544,523
Receivables
Investment securities sold	71,454	—
Due from Advisor (Note 4)	4,850	—
Dividends and interest	3,052	31,492
Dividend tax reclaim	1,042	1,592
Prepaid expenses	12,179	19,139
Total assets	3,466,953	18,596,746
LIABILITIES
Payables
Investment securities purchased	31,234	—
Fund shares redeemed	—	11,729
Audit fees	21,000	21,000
Legal fees	3,743	4,836
Administration and fund accounting fees	3,408	17,615
Chief Compliance Officer fee	3,000	3,000
Shareholder reporting	2,373	10,202
Transfer agent fees and expenses	1,117	6,616
Custody fees	694	2,904
12b-1 fees	247	4,134
Shareholder servicing fees	140	12,413
Advisory fees	—	6,136
Trustee fees	—	690
Accrued expenses	530	381
Total liabilities	67,486	101,656
NET ASSETS	$3,399,467	$18,495,090

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2016, Continued

	WBI Tactical	WBI Tactical
	DI Fund	DG Fund
CALCULATION OF NET ASSET
VALUE PER SHARE
No Load Shares
Net assets applicable to shares outstanding	$622,767	$9,994,470
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	65,184	928,708
Net asset value, offering and
redemption price per share	$9.55	$10.76
Institutional Shares
Net assets applicable to shares outstanding	$2,776,700	$8,500,620
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	289,854	786,248
Net asset value, offering and
redemption price per share	$9.58	$10.81
COMPONENTS OF NET ASSETS
Paid-in capital	$4,809,438	$22,932,319
Undistributed net investment income	1,127	7,502
Accumulated net realized loss
on investments and options	(1,681,199)	(6,172,658)
Net unrealized appreciation on investments	270,101	1,727,927
Net assets	$3,399,467	$18,495,090

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF OPERATIONS For the year ended November 30, 2016

	WBI Tactical	WBI Tactical
	BA Fund	BP Fund
INVESTMENT INCOME
Income
Dividends (Net of foreign taxes withheld and
issuance fees of $4,262 and $3,085, respectively)	$598,766	$738,214
Interest	146,668	17,544
Total investment income	745,434	755,758
Expenses
Advisory fees (Note 4)	320,384	281,725
Administration and fund accounting fees (Note 4)	78,820	69,634
Shareholder servicing fees -
No Load Shares (Note 6)	23,339	8,102
Shareholder servicing fees -
Institutional Shares (Note 6)	23,013	50,467
Distribution fees - No Load Shares (Note 5)	45,625	13,786
Transfer agent fees and expenses (Note 4)	33,118	29,614
Registration fees	29,593	32,604
Audit fees	21,000	21,000
Legal fees	11,748	11,602
Trustee fees	10,458	10,834
Reports to shareholders	10,134	6,539
Chief Compliance Officer fee (Note 4)	9,000	9,000
Custody fees (Note 4)	8,367	7,467
Other expenses	5,311	6,401
Insurance expense	2,390	2,198
Total expenses	632,300	560,973
Advisory fee waiver and expense
reimbursement (Note 4)	(46,255)	(55,806)
Net expenses	586,045	505,167
Net investment income	159,389	250,591
REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS AND OPTIONS
Net realized gain/(loss) on:
Investments	295,835	(1,100,295)
Purchased options	(54,605)	(50,774)
Written options	4,268	—
Capital gain distributions from
regulated investment companies	7,188	7,088
Net change in unrealized appreciation
on investments	546,821	1,043,042
Net realized and unrealized gain/(loss)
on investments and options	799,507	(100,939)
Net Increase in Net Assets
Resulting from Operations	$958,896	$149,652

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF OPERATIONS For the year ended November 30, 2016, Continued

	WBI Tactical	WBI Tactical
	DI Fund	DG Fund
INVESTMENT INCOME
Income
Dividends (Net of foreign taxes withheld and
issuance fees of $4,825 and $12,900, respectively)	$108,509	$535,635
Interest	2,498	9,463
Total investment income	111,007	545,098
Expenses
Advisory fees (Note 4)	40,135	220,292
Registration fees	29,404	32,658
Audit fees	21,000	21,000
Legal fees	11,268	11,983
Administration and fund accounting fees (Note 4)	9,422	56,145
Trustee fees	9,344	10,407
Chief Compliance Officer fee (Note 4)	9,000	9,001
Shareholder servicing fees -
No Load Shares (Note 6)	1,690	17,578
Shareholder servicing fees -
Institutional Shares (Note 6)	7,102	21,793
Other expenses	5,816	5,047
Custody fees (Note 4)	5,042	11,090
Transfer agent fees and expenses (Note 4)	3,656	23,277
Distribution fees - No Load Shares (Note 5)	2,448	31,955
Reports to shareholders	1,920	8,242
Insurance expense	1,576	2,186
Total expenses	158,823	482,654
Less: advisory fee waiver and
expense reimbursement (Note 4)	(87,614)	(72,385)
Net expenses	71,209	410,269
Net investment income	39,798	134,829
REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS AND OPTIONS
Net realized gain/(loss) on:
Investments	(273,252)	(1,509,770)
Purchased options	(10,559)	(56,714)
Written options	454	13,267
Net change in unrealized appreciation
on investments	71,250	437,036
Net realized and unrealized loss
on investments and options	(212,107)	(1,116,181)
Net Decrease in Net Assets
Resulting from Operations	$(172,309)	$(981,352)

The accompanying notes are an integral part of these financial statements.

WBI Tactical BA Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2016	November 30, 2015
INCREASE/(DECREASE) IN
NET ASSETS FROM:
OPERATIONS
Net investment income	$159,389	$144,328
Net realized gain/(loss) on:
Investments	295,835	(4,077,543)
Purchased options	(54,605)	(93,774)
Written options	4,268	(1,350)
Capital gain distributions from
regulated investment companies	7,188	11,960
Net change in unrealized
appreciation/(depreciation) on investments	546,821	(1,906,315)
Net increase/(decrease) in net assets
resulting from operations	958,896	(5,922,694)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
No Load Shares	(36,618)	(58,684)
Institutional Shares	(84,921)	(132,261)
From net realized gain on investments
No Load Shares	—	(1,398,880)
Institutional Shares	—	(2,105,939)
Total distributions to shareholders	(121,539)	(3,695,764)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(20,937,022)	(22,413,537)
Total decrease in net assets	(20,099,665)	(32,031,995)
NET ASSETS
Beginning of year	49,445,125	81,477,120
End of year	$29,345,460	$49,445,125
Undistributed net investment
income at end of year	$37,850	$—

The accompanying notes are an integral part of these financial statements.

WBI Tactical BA Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a) A summary of share transactions is as follows:

	No Load Shares		No Load Shares
	Year Ended		Year Ended
	November 30, 2016		November 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	335,121	$3,307,290	928,245	$9,917,095
Shares issued on
reinvestments of
distributions	3,667	36,565	135,726	1,457,376
Shares redeemed*	(1,375,952)	(13,638,695)	(1,409,201)	(14,714,833)
Net increase	(1,037,164)	$(10,294,840)	(345,230)	$(3,340,362)
* Net of redemption fees of		$6,321		$3,373

	Institutional Shares		Institutional Shares
	Year Ended		Year Ended
	November 30, 2016		November 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	563,665	$5,554,013	1,896,508	$20,182,468
Shares issued on
reinvestments of
distributions	8,310	83,162	206,235	2,219,284
Shares redeemed*	(1,631,544)	(16,279,357)	(3,975,974)	(41,474,927)
Net increase	(1,059,569)	$(10,642,182)	(1,873,231)	$(19,073,175)
* Net of redemption fees of		$477		$91,938

The accompanying notes are an integral part of these financial statements.

WBI Tactical BP Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2016	November 30, 2015
INCREASE/(DECREASE) IN
NET ASSETS FROM:
OPERATIONS
Net investment income	$250,591	$285,312
Net realized loss on:
Investments	(1,100,295)	(1,748,700)
Purchased options	(50,774)	(34,028)
Written options	—	(8,854)
Capital gain distributions from
regulated investment companies	7,088	10,989
Net change in unrealized
appreciation/(depreciation) on investments	1,043,042	(800,968)
Net increase/(decrease) in net assets
resulting from operations	149,652	(2,296,249)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
No Load Shares	(24,706)	(54,416)
Institutional Shares	(174,010)	(208,749)
From net realized gain on investments
No Load Shares	—	(118,480)
Institutional Shares	—	(362,293)
Total distributions to shareholders	(198,716)	(743,938)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	(5,727,133)	9,242,391
Total increase/(decrease) in net assets	(5,776,197)	6,202,204
NET ASSETS
Beginning of year	33,495,106	27,292,902
End of year	$27,718,909	$33,495,106
Undistributed net investment
income at end of year	$80,742	$28,829

The accompanying notes are an integral part of these financial statements.

WBI Tactical BP Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a) A summary of share transactions is as follows:

	No Load Shares		No Load Shares
	Year Ended		Year Ended
	November 30, 2016		November 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	303,466	$2,975,349	532,306	$5,541,618
Shares issued on
reinvestments of
distributions	2,522	24,706	16,461	172,896
Shares redeemed*	(740,498)	(7,206,747)	(488,456)	(5,030,214)
Net increase/(decrease)	(434,510)	$(4,206,692)	60,311	$684,300
* Net of redemption fees of		$104		$404

	Institutional Shares		Institutional Shares
	Year Ended		Year Ended
	November 30, 2016		November 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,996,695	$19,323,254	2,016,735	$21,159,817
Shares issued on
reinvestments of
distributions	17,777	173,354	54,459	571,042
Shares redeemed*	(2,167,614)	(21,017,049)	(1,271,374)	(13,172,768)
Net increase/(decrease)	(153,142)	$(1,520,441)	799,820	$8,558,091
* Net of redemption fees of		$8,043		$9,548

The accompanying notes are an integral part of these financial statements.

WBI Tactical DI Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2016	November 30, 2015
INCREASE/(DECREASE) IN
NET ASSETS FROM:
OPERATIONS
Net investment income	$39,798	$80,185
Net realized gain/(loss) on:
Investments	(273,252)	(1,395,611)
Purchased options	(10,559)	(10,788)
Written options	454	8,557
Net change in unrealized
appreciation on investments	71,250	9,566
Net decrease in net assets
resulting from operations	(172,309)	(1,308,091)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
No Load Shares	(5,966)	(14,753)
Institutional Shares	(32,804)	(66,723)
From net realized gain on investments
No Load Shares	—	(21,887)
Institutional Shares	—	(184,253)
Total distributions to shareholders	(38,770)	(287,616)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(3,724,526)	(9,954,267)
Total decrease in net assets	(3,935,605)	(11,549,974)
NET ASSETS
Beginning of year	7,335,072	18,885,046
End of year	$3,399,467	$7,335,072
Undistributed net investment
income at end of year	$1,127	$—

The accompanying notes are an integral part of these financial statements.

WBI Tactical DI Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a) A summary of share transactions is as follows:

	No Load Shares		No Load Shares
	Year Ended		Year ended
	November 30, 2016		November 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	3,664	$33,061	105,649	$1,070,580
Shares issued on
reinvestments of
distributions	671	5,966	3,498	36,639
Shares redeemed*	(117,540)	(1,048,416)	(107,373)	(1,064,181)
Net increase/(decrease)	(113,205)	$(1,009,389)	1,774	$43,038
* Net of redemption fees of		$45		$618

	Institutional Shares		Institutional Shares
	Year Ended		Year ended
	November 30, 2016		November 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	55,551	$492,776	375,953	$3,847,221
Shares issued on
reinvestments of
distributions	3,694	32,804	23,575	250,961
Shares redeemed*	(358,948)	(3,240,717)	(1,363,441)	(14,095,487)
Net decrease	(299,703)	$(2,715,137)	(963,913)	$(9,997,305)
* Net of redemption fees of		$779		$5,885

The accompanying notes are an integral part of these financial statements.

WBI Tactical DG Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2016	November 30, 2015
INCREASE/(DECREASE) IN
NET ASSETS FROM:
OPERATIONS
Net investment income	$134,829	$168,802
Net realized gain/(loss) on:
Investments	(1,509,770)	(4,516,449)
Purchased options	(56,714)	(194,753)
Written options	13,267	72,210
Net change in unrealized
appreciation/(depreciation) on investments	437,036	(2,332,101)
Net decrease in net assets
resulting from operations	(981,352)	(6,802,291)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
No Load Shares	(47,405)	(39,538)
Institutional Shares	(80,498)	(96,591)
From return of capital
No Load Shares	—	(19,076)
Institutional Shares	—	(42,069)
From net realized gain on investments
No Load Shares	—	(1,812,149)
Institutional Shares	—	(3,233,017)
Total distributions to shareholders	(127,903)	(5,242,440)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(21,534,538)	(37,882,892)
Total decrease in net assets	(22,643,793)	(49,927,623)
NET ASSETS
Beginning of year	41,138,883	91,066,506
End of year	$18,495,090	$41,138,883
Undistributed net investment
income at end of year	$7,502	$—

The accompanying notes are an integral part of these financial statements.

WBI Tactical DG Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a) A summary of share transactions is as follows:

	No Load Shares		No Load Shares
	Year Ended		Year Ended
	November 30, 2016		November 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	109,040	$1,109,701	562,140	$6,394,037
Shares issued on
reinvestments of
distributions	4,590	47,307	159,716	1,870,629
Shares redeemed*	(939,661)	(9,609,523)	(1,521,493)	(17,121,948)
Net decrease	(826,031)	$(8,452,515)	(799,637)	$(8,857,282)
* Net of redemption fees of		$371		$291

	Institutional Shares		Institutional Shares
	Year Ended		Year Ended
	November 30, 2016		November 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	81,276	$836,593	701,989	$8,129,642
Shares issued on
reinvestments of
distributions	7,750	80,367	286,057	3,360,027
Shares redeemed*	(1,362,363)	(13,998,983)	(3,535,899)	(40,515,279)
Net decrease	(1,273,337)	$(13,082,023)	(2,547,853)	$(29,025,610)
* Net of redemption fees of		$1,023		$3,462

The accompanying notes are an integral part of these financial statements.

WBI Tactical BA Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each year

	No Load Shares
	Year Ended November 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.01	$11.39	$10.55	$10.65	$9.83
Income from investment operations:
Net investment income^	0.02	0.01	0.03	0.05	0.08
Net realized and unrealized
gain/(loss) on investments	0.34	(0.89)	0.87	(0.02)	0.83
Total from investment operations	0.36	(0.88)	0.90	0.03	0.91
Less distributions:
From net investment income	(0.02)	(0.02)	(0.06)	(0.05)	(0.09)
From net realized gain on investments	—	(0.48)	—	(0.08)	—
Total distributions	(0.02)	(0.50)	(0.06)	(0.13)	(0.09)
Redemption fees retained^#	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$10.35	$10.01	$11.39	$10.55	$10.65

Total return	3.63%	-8.03%	8.58%	0.32%	9.34%

Ratios/supplemental data:
Net assets, end of year (thousands)	$14,497	$24,409	$31,683	$29,383	$20,826
Ratio of expenses to average net assets (a):
Before expense
reimbursement/recoupment	1.81%	1.67%	2.06%	1.93%	2.21%
After expense
reimbursement/recoupment	1.69%	1.68%*	2.00%	2.00%	2.00%
Ratio of net investment income/(loss)
to average net assets (b):
Before expense
reimbursement/recoupment	0.16%	0.10%	0.19%	0.59%	0.51%
After expense
reimbursement/recoupment	0.28%	0.09%	0.25%	0.52%	0.72%
Portfolio turnover rate	355.13%	331.35%	176.43%	247.36%	202.76%

*	Effective March 30, 2015, the advisor contractually agreed to lower the net annual operating expense limit to 1.75%.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Tactical BA Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each year

	Institutional Shares
	Year Ended November 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.07	$11.42	$10.58	$10.68	$9.85
Income from investment operations:
Net investment income^	0.05	0.03	0.06	0.08	0.10
Net realized and unrealized
gain/(loss) on investments	0.34	(0.89)	0.88	(0.03)	0.84
Total from investment operations	0.39	(0.86)	0.94	0.05	0.94
Less distributions:
From net investment income	(0.05)	(0.03)	(0.10)	(0.07)	(0.11)
From net realized gain on investments	—	(0.48)	—	(0.08)	—
Total distributions	(0.05)	(0.51)	(0.10)	(0.15)	(0.11)
Redemption fees retained^	0.00 #	0.02	0.00 #	0.00 #	0.00 #
Net asset value, end of year	$10.41	$10.07	$11.42	$10.58	$10.68

Total return	3.86%	-7.61%	8.89%	0.51%	9.65%

Ratios/supplemental data:
Net assets, end of year (thousands)	$14,848	$25,037	$49,794	$41,083	$33,602
Ratio of expenses to average net assets (a):
Before expense
reimbursement/recoupment	1.55%	1.50%	1.74%	1.66%	1.94%
After expense
reimbursement/recoupment	1.43%	1.51%**	1.68%*	1.73%	1.75%
Ratio of net investment income/(loss)
to average net assets (b):
Before expense
reimbursement/recoupment	0.43%	0.29%	0.48%	0.84%	0.76%
After expense
reimbursement/recoupment	0.55%	0.28%	0.54%	0.77%	0.95%
Portfolio turnover rate	355.13%	331.35%	176.43%	247.36%	202.76%

*	Effective July 1, 2014, the advisor contractually agreed to lower the net annual operating expense limit to 1.60%.
**	Effective March 30, 2015, the advisor contractually agreed to lower the net annual operating expense limit to 1.50%.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Tactical BP Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	No Load Shares
				June 17,
				2013*
				to
	Year Ended November 30,			November 30,
	2016	2015	2014	2013
Net asset value, beginning of period	$9.93	$10.87	$10.00	$10.00
Income from investment operations:
Net investment income^	0.04	0.08	0.06	0.04
Net realized and unrealized
gain/(loss) on investments	0.02	(0.77)	0.94	(0.03)
Total from investment operations	0.06	(0.69)	1.00	0.01
Less distributions:
From net investment income	(0.04)	(0.07)	(0.13)	(0.01)
From net realized
gain on investments	—	(0.18)	—	—
Total distributions	(0.04)	(0.25)	(0.13)	(0.01)
Redemption fees retained^	0.00 #	0.00 #	0.00 #	—
Net asset value, end of period	$9.95	$9.93	$10.87	$10.00

Total return	0.64%	-6.47%	10.05%	0.08	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$2,447	$6,758	$6,742	$1,312
Ratio of expenses to average net assets (a):
Before expense reimbursement	1.83%	1.76%	3.31%	16.32	%†
After expense reimbursement	1.70%	1.64%**	1.97%	2.00	%†
Ratio of net investment income/(loss)
to average net assets (b):
Before expense reimbursement	0.34%	0.62%	(0.75)%	(13.36	)%†
After expense reimbursement	0.47%	0.74%	0.59%	0.96	%†
Portfolio turnover rate	389.24%	381.27%	200.20%	86.29	%‡

*	Commencement of operations.
**	Effective March 30, 2015, the advisor contractually agreed to lower the net annual operating expense limit to 1.75%
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Tactical BP Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	Institutional Shares
					June 17,
					2013*
					to
	Year Ended November 30,				November 30,
	2016	2015		2014	2013
Net asset value, beginning of period	$9.95	$10.88		$10.00	$10.00
Income from investment operations:
Net investment income^	0.08	0.09		0.11	0.07
Net realized and unrealized
gain/(loss) on investments	—	(0.76)		0.92	(0.06)
Total from investment operations	0.08	(0.67)		1.03	0.01
Less distributions:
From net investment income	(0.06)	(0.08)		(0.15)	(0.01)
From net realized
gain on investments	—	(0.18)		—	—
Total distributions	(0.06)	(0.26)		(0.15)	(0.01)
Redemption fees retained^#	0.00	0.00		0.00	0.00
Net asset value, end of period	$9.97	$9.95		$10.88	$10.00

Total return	0.86%	-6.28%		10.39%	0.13	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$25,272	$26,737		$20,551	$5,129
Ratio of expenses to average net assets (a):
Before expense reimbursement	1.67%	1.64%		3.10%	9.12	%†
After expense reimbursement	1.49%	1.53	%***	1.65%**	1.75	%†
Ratio of net investment income/(loss)
to average net assets (b):
Before expense reimbursement	0.64%	0.73%		(0.39)%	(5.76	)%†
After expense reimbursement	0.82%	0.84%		1.06%	1.61	%†
Portfolio turnover rate	389.24%	381.27%		200.20%	86.29	%‡

*	Commencement of operations.
**	Effective July 1, 2014, the advisor contractually agreed to lower the net annual operating expense limit to 1.60%.
***	Effective March 30, 2015, the advisor contractually agreed to lower the net annual operating expense limit to 1.50%.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Tactical DI Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	No Load Shares
				June 17,
				2013*
				to
	Year Ended November 30,			November 30,
	2016	2015	2014	2013
Net asset value, beginning of period	$9.54	$10.90	$10.61	$10.00
Income from investment operations:
Net investment income^	0.05	0.07	0.01	—
Net realized and unrealized
gain/(loss) on investments	0.03	(1.24)	0.33	0.61
Total from investment operations	0.08	(1.17)	0.34	0.61
Less distributions:
From net investment income	(0.07)	(0.07)	(0.06)	—
From net realized gain on investments	—	(0.12)	—	—
From return of capital	—	—	—	(0.00	)#
Total distributions	(0.07)	(0.19)	(0.06)	(0.00	)#
Redemption fees retained^	0.00 #	0.00 #	0.01	—
Net asset value, end of period	$9.55	$9.54	$10.90	$10.61

Total return	0.86%	-10.85%	3.27%	6.14	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$623	$1,702	$1,926	$656
Ratio of expenses to average net asset (a):
Before expense reimbursement	3.47%	2.24%	4.33%	17.07	%†
After expense reimbursement	1.72%	1.53%**	1.97%	2.00	%†
Ratio of net investment income/(loss)
to average net asset (b):
Before expense reimbursement	(1.20)%	(0.06)%	(2.24)%	(15.07	)%†
After expense reimbursement	0.55%	0.65%	0.12%	0.00	%†
Portfolio turnover rate	504.01%	398.80%	223.18%	49.43	%‡

*	Commencement of operations.
**	Effective March 30, 2015, the advisor contractually agreed to lower the net annual operating expense limit to 1.75%.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Tactical DI Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	Institutional Shares
					June 17,
					2013*
					to
	Year Ended November 30,				November 30,
	2016	2015		2014	2013
Net asset value, beginning of period	$9.56	$10.92		$10.61	$10.00
Income from investment operations:
Net investment income^	0.08	0.08		0.04	0.00	#
Net realized and unrealized
gain/(loss) on investments	0.02	(1.26)		0.34	0.62
Total from investment operations	0.10	(1.18)		0.38	0.62
Less distributions:
From net investment income	(0.08)	(0.07)		(0.07)	—
From net realized gain on investments	—	(0.12)		—	—
From return of capital	—	—		—	(0.01)
Total distributions	(0.08)	(0.19)		(0.07)	(0.01)
Redemption fees retained^	0.00 #	0.01		0.00 #	0.00	#
Net asset value, end of period	$9.58	$9.56		$10.92	$10.61

Total return	1.15%	-10.86%		3.55%	6.19	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$2,777	$5,634		$16,959	$4,195
Ratio of expenses to average net asset (a):
Before expense reimbursement	3.34%	2.35%		3.89%	13.46	%†
After expense reimbursement	1.45%	1.55	%***	1.66%**	1.75	%†
Ratio of net investment income/(loss)
to average net asset (b):
Before expense reimbursement	(0.96)%	(0.03)%		(1.83)%	(11.69	)%†
After expense reimbursement	0.92%	0.77%		0.40%	0.02	%†
Portfolio turnover rate	504.01%	398.80%		223.18%	49.43	%‡

*	Commencement of operations.
**	Effective July 1, 2014, the advisor contractually agreed to lower the net annual operating expense limit to 1.60%.
***	Effective March 30, 2015, the advisor contractually agreed to lower the net annual operating expense limit to 1.50%.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Tactical DG Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each year

	No Load Shares
	Year Ended November 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.76	$12.69	$12.83	$10.86	$9.50
Income from investment operations:
Net investment income^	0.04	0.02	0.01	0.04	0.06
Net realized and unrealized
gain/(loss) on investments	—	(1.21)	0.51	2.01	1.37
Total from investment operations	0.04	(1.19)	0.52	2.05	1.43
Less distributions:
From net investment income	(0.04)	(0.02)	(0.03)	(0.08)	(0.07)
From net realized gain on investments	—	(0.71)	(0.63)	—	—
From return of capital	—	(0.01)	—	—	—
Total distributions	(0.04)	(0.74)	(0.66)	(0.08)	(0.07)
Redemption fees retained^#	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$10.76	$10.76	$12.69	$12.83	$10.86

Total return	0.36%	-9.85%	4.12%	18.96%	15.16%

Ratios/supplemental data:
Net assets, end of year (thousands)	$9,994	$18,879	$32,402	$26,985	$12,866
Ratio of expenses to average net asset (a):
Before fee waivers and
expense reimbursement	1.98%	1.70%	2.03%	2.07%	2.31%
After fee waivers and
expense reimbursement	1.70%	1.70%*	2.00%	2.00%	2.00%
Ratio of net investment income/(loss)
to average net asset (b):
Before fee waivers and
expense reimbursement	0.12%	0.16%	0.08%	0.29%	0.23%
After fee waivers and
expense reimbursement	0.40%	0.16%	0.11%	0.36%	0.54%
Portfolio turnover rate	376.80%	384.28%	266.42%	219.78%	261.95%

*	Effective March 30, 2015, the advisor contractually agreed to lower the net annual operating expense limit to 1.75%.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Tactical DG Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each year

	Institutional Shares
	Year Ended November 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.81	$12.73	$12.87	$10.89	$9.50
Income from investment operations:
Net investment income^	0.06	0.04	0.06	0.07	0.10
Net realized and unrealized
gain/(loss) on investments	—	(1.21)	0.49	2.01	1.39
Total from investment operations	0.06	(1.17)	0.55	2.08	1.49
Less distributions:
From net investment income	(0.06)	(0.03)	(0.06)	(0.10)	(0.10)
From net realized gain on investments	—	(0.71)	(0.63)	—	—
From return of capital	—	(0.01)	—	—	—
Total distributions	(0.06)	(0.75)	(0.69)	(0.10)	(0.10)
Redemption fees retained^#	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$10.81	$10.81	$12.73	$12.87	$10.89

Total return	0.56%	-9.60%	4.40%	19.29%	15.75%

Ratios/supplemental data:
Net assets, end of year (thousands)	$8,501	$22,260	$58,664	$48,203	$13,351
Ratio of expenses to average net asset (a):
Before fee waivers and
expense reimbursement	1.75%	1.51%	1.69%	1.79%	1.95%
After fee waivers and
expense reimbursement	1.47%	1.51%**	1.66%*	1.70%	1.57%
Ratio of net investment income/(loss)
to average net asset (b):
Before fee waivers and
expense reimbursement	0.36%	0.35%	0.41%	0.53%	0.61%
After fee waivers and
expense reimbursement	0.64%	0.35%	0.44%	0.62%	0.99%
Portfolio turnover rate	376.80%	384.28%	266.42%	219.78%	261.95%

*	Effective July 1, 2014, the advisor contractually agreed to lower the net annual operating expense limit to 1.60%.
**	Effective March 30, 2015, the advisor contractually agreed to lower the net annual operating expense limit to 1.50%.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Funds

NOTES TO FINANCIAL STATEMENTS as of November 30, 2016

NOTE 1 – ORGANIZATION

The WBI Tactical BA Fund, WBI Tactical BP Fund, WBI Tactical DI Fund, and the WBI Tactical DG Fund (collectively, the “Funds”) are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Each Fund offers No Load Shares and Institutional Shares. The investment objective of the WBI Tactical BA Fund and the WBI Tactical BP Fund is to seek current income and long-term appreciation, while also seeking to protect principal during unfavorable market conditions. The investment objective of the WBI Tactical DI Fund and the WBI Tactical DG Fund is to seek long-term capital appreciation and current income. The WBI Tactical BA Fund and the WBI Tactical DG Fund commenced operations on December 29, 2010. The WBI Tactical BP Fund and the WBI Tactical DI Fund commenced operations on June 17, 2013.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2013-2015, or expected to be taken in the Funds’ 2016 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

WBI Funds

NOTES TO FINANCIAL STATEMENTS as of November 30, 2016, Continued

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security. Dividend income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds proportionately based on allocation methods approved by the Board of Trustees (the “Board”).

The Funds distribute substantially all net investment income, if any, quarterly, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended November 30, 2016, the Funds made the following permanent tax adjustments on the statement of assets and liabilities:

WBI Funds

NOTES TO FINANCIAL STATEMENTS as of November 30, 2016, Continued

	Undistributed	Accumulated Net
	Net Investment	Realized	Paid-in
	Income/(Loss)	Gain/(Loss)	Capital
WBI Tactical BP Fund	$38	$(38)	$—
WBI Tactical DI Fund	99	—	(99)
WBI Tactical DG Fund	576	—	(576)

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees:  The Funds charge a 2.00% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Funds and accounted for as an addition to paid-in capital.  During the year ended November 30, 2016, the Funds retained the following amounts in redemption fees:

Redemption Fees
WBI Tactical BA Fund
No Load Shares	$6,321
Institutional Shares	477
WBI Tactical BP Fund
No Load Shares	104
Institutional Shares	8,043
WBI Tactical DI Fund
No Load Shares	45
Institutional Shares	779
WBI Tactical DG Fund
No Load Shares	371
Institutional Shares	1,023

G.
Derivative Transactions:  The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Funds may utilize options for economic hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to economically hedge the Funds’ investments against price fluctuations.

WBI Funds

NOTES TO FINANCIAL STATEMENTS as of November 30, 2016, Continued

Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of each Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with each Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received by the Fund is reflected as an asset and as an equivalent liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires, the Fund realizes a gain or loss on the option to the extent of the premiums received or paid. When a Fund enters into a closing transaction, the Fund realizes a gain or loss to the extent the cost of the closing transactions exceeds the premiums paid or received. Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put minimum.

With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent they do not hold the security, will maintain liquid assets consisting of cash, short-term securities, or equity or debt securities equal to the market value of the security underlying the option, marked-to-market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

The effect of derivative instruments on the statements of operations for the year ended November 30, 2016 is as follows:

WBI Funds

NOTES TO FINANCIAL STATEMENTS as of November 30, 2016, Continued

WBI Tactical BA Fund
	Location of Gain/(Loss) on
Derivative Type	Derivatives Recognized in Income	Value
Equity Contracts	Realized loss on purchased options	$(54,605)
Equity Contracts	Realized gain on written options	4,268

WBI Tactical BP Fund
	Location of Loss on Derivatives
Derivative Type	Recognized in Income	Value
Equity Contracts	Realized loss on purchased options	$(50,774)

WBI Tactical DI Fund
	Location of Loss on Derivatives
Derivative Type	Recognized in Income	Value
Equity Contracts	Realized loss on purchased options	$(10,559)
Equity Contracts	Realized gain on written options	454

WBI Tactical DG Fund
	Location of Loss on Derivatives
Derivative Type	Recognized in Income	Value
Equity Contracts	Realized loss on purchased options	$(56,714)
Equity Contracts	Realized gain on written options	13,267

The average monthly market values of purchased and written options during the year ended November 30, 2016, is as follows:

	Purchased	Written
	Options	Options
WBI Tactical BA Fund	$6,960	$525
WBI Tactical BP Fund	6,395	—
WBI Tactical DI Fund	1,369	56
WBI Tactical DG Fund	7,735	1,849

Transactions in written options contracts for the year ended November 30, 2016, are as follows:

WBI Tactical BA Fund
	Contracts	Premiums Received
Beginning balance	—	$—
Options written	47	4,409
Options closed	(47)	(4,409)
Outstanding at November 30, 2016	—	$—

WBI Funds

NOTES TO FINANCIAL STATEMENTS as of November 30, 2016, Continued

WBI Tactical DI Fund
	Contracts	Premiums Received
Beginning balance	—	$—
Options written	5	469
Options closed	(5)	(469)
Outstanding at November 30, 2016	—	$—

WBI Tactical DG Fund
	Contracts	Premiums Received
Beginning balance	—	$—
Options written	507	28,732
Options closed	(310)	(7,755)
Options exercised	(161)	(13,453)
Options expired	(36)	(7,524)
Outstanding at November 30, 2016	—	$—

H.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of November 30, 2016, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

WBI Funds

NOTES TO FINANCIAL STATEMENTS as of November 30, 2016, Continued

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Funds’ investments are carried at fair value. Equity securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded, they are categorized in level 1 of the fair value hierarchy.

Fixed Income Securities:  Debt securities, such as corporate bonds, asset backed securities, municipal bonds, and U.S. Government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. These securities are generally classified in level 2 of the fair value hierarchy.

Options:  Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded. Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Investments in open-end mutual funds, including money market funds, are categorized in level 1 of the fair value hierarchy. Short-term debt securities, including those securities having a maturity of 60 days or

WBI Funds

NOTES TO FINANCIAL STATEMENTS as of November 30, 2016, Continued

less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities are classified in level 2 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of November 30, 2016:

WBI Tactical BA Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support and
Waste Management	$504,004	$—	$—	$504,004
Finance and Insurance	3,347,571	—	—	3,347,571
Information	555,277	—	—	555,277
Manufacturing	5,678,373	—	—	5,678,373
Other Services (except
Public Administration)	324,420	—	—	324,420
Professional, Scientific, and
Technical Services	2,525,178	—	—	2,525,178
Retail Trade	1,737,828	—	—	1,737,828
Utilities	913,027	—	—	913,027
Wholesale Trade	1,345,488	—	—	1,345,488
Total Common Stocks	16,931,166	—	—	16,931,166
Exchange-Traded Funds	5,522,232	—	—	5,522,232
Corporate Bonds
Health Care and
Social Assistance	$—	$175,389	$—	$175,389
Information	—	201,025	—	201,025
Manufacturing	—	583,135	—	583,135
Total Corporate Bonds	—	959,549	—	959,549
U.S. Treasury Notes	—	3,397,353	—	3,397,353
Short-Term Investments	2,555,281	—	—	2,555,281
Total Investments in Securities	$25,008,679	$4,356,902	$—	$29,365,581

WBI Funds

NOTES TO FINANCIAL STATEMENTS as of November 30, 2016, Continued

WBI Tactical BP Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support and
Waste Management	$471,549	$—	$—	$471,549
Finance and Insurance	2,402,759	—	—	2,402,759
Management of Companies
and Enterprises	1,039,024	—	—	1,039,024
Manufacturing	6,738,261	—	—	6,738,261
Retail Trade	1,254,617	—	—	1,254,617
Utilities	1,105,709	—	—	1,105,709
Total Common Stocks	13,011,919	—	—	13,011,919
Exchange-Traded Funds	12,342,459	—	—	12,342,459
Short-Term Investments	2,424,027	—	—	2,424,027
Total Investments in Securities	$27,778,405	$—	$—	$27,778,405

WBI Tactical DI Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support and
Waste Management	$150,911	$—	$—	$150,911
Finance and Insurance	694,657	—	—	694,657
Health Care and
Social Assistance	44,517	—	—	44,517
Information	56,636	—	—	56,636
Manufacturing	1,347,701	—	—	1,347,701
Other Services (except
Public Administration)	107,285	—	—	107,285
Retail Trade	143,301	—	—	143,301
Transportation and Warehousing	59,318	—	—	59,318
Utilities	213,778	—	—	213,778
Total Common Stocks	2,818,104	—	—	2,818,104
Exchange-Traded Funds	411,591	—	—	411,591
Short-Term Investments	144,681	—	—	144,681
Total Investments in Securities	$3,374,376	$—	$—	$3,374,376

WBI Funds

NOTES TO FINANCIAL STATEMENTS as of November 30, 2016, Continued

WBI Tactical DG Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Accommodation and
Food Services	$600,855	$—	$—	$600,855
Administrative Support and
Waste Management	654,494	—	—	654,494
Finance and Insurance	5,519,176	—	—	5,519,176
Health Care and
Social Assistance	177,889	—	—	177,889
Information	181,113	—	—	181,113
Manufacturing	6,505,429	—	—	6,505,429
Other Services (except
Public Administration)	175,030	—	—	175,030
Professional, Scientific, and
Technical Services	944,243	—	—	944,243
Retail Trade	1,030,566	—	—	1,030,566
Utilities	144,163	—	—	144,163
Wholesale Trade	230,382	—	—	230,382
Total Common Stocks	16,163,340	—	—	16,163,340
Exchange-Traded Funds	1,687,467	—	—	1,687,467
Short-Term Investments	693,716	—	—	693,716
Total Investments in Securities	$18,544,523	$—	$—	$18,544,523

Refer to the Funds’ schedule of investments for a detailed break-out of securities by industry classification. Transfers between levels are recognized at November 30, 2016, the end of the reporting period. The Funds recognized no transfers to/from Level 1 or Level 2 during the year ended November 30, 2016. There were no Level 3 securities held in the Funds during the year ended November 30, 2016.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER AGREEMENTS

For the year ended November 30, 2016, WBI Investments, Inc. (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provided most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.85% based upon the average daily net assets of each Fund. For the year ended November 30, 2016, the Funds incurred the following in advisory fees:

Advisory Fees
WBI Tactical BA Fund	$320,384
WBI Tactical BP Fund	281,725
WBI Tactical DI Fund	40,135
WBI Tactical DG Fund	220,292

WBI Funds

NOTES TO FINANCIAL STATEMENTS as of November 30, 2016, Continued

The Funds are responsible for their own operating expenses.  For the year ended November 30, 2016, the Advisor has contractually agreed to reduce fees payable to it by the Funds and to pay the Funds’ operating expenses to the extent necessary to limit each Fund’s No Load Shares net annual operating expenses to 1.75% of average daily net assets and each Fund’s Institutional Shares net annual operating expenses to 1.50% of average daily net assets. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the year ended November 30, 2016, the Advisor reduced its fees and absorbed Fund expenses in the amount of $46,255, $55,806, $87,614 and $72,385 for the WBI Tactical BA Fund, WBI Tactical BP Fund, WBI Tactical DI Fund, and the WBI Tactical DG Fund, respectively. The Funds’ cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

WBI Tactical		WBI Tactical		WBI Tactical		WBI Tactical
BA Fund		BP Fund		DI Fund		DG Fund
Year	Amount	Year	Amount	Year	Amount	Year	Amount
2017	$42,951	2017	$192,288	2017	$205,107	2017	$27,713
2018	—	2018	39,866	2018	84,132	2018	—
2019	46,255	2019	55,806	2019	87,614	2019	72,385
	$89,206		$287,960		$376,853		$100,098

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian.

For the year ended November 30, 2016, the WBI Tactical BA Fund, WBI Tactical BP Fund, WBI Tactical DI Fund, and the WBI Tactical DG Fund incurred the following expenses for administration and fund accounting, transfer agency, chief compliance officer, and custody fees:

WBI Funds

NOTES TO FINANCIAL STATEMENTS as of November 30, 2016, Continued

	WBI Tactical	WBI Tactical	WBI Tactical	WBI Tactical
	BA Fund	BP Fund	DI Fund	DG Fund
Administration and
Fund Accounting	$78,820	$69,634	$9,422	$56,145
Transfer Agency (a)	32,262	28,971	3,526	22,555
Custody	8,367	7,467	5,042	11,090
Chief Compliance Officer	9,000	9,000	9,000	9,001
(a) Does not include out-of-pocket expenses.

At November 30, 2016, the Funds had payables due to the Administrator for administration and fund accounting, transfer agency, Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees in the following amounts:

	WBI Tactical	WBI Tactical	WBI Tactical	WBI Tactical
	BA Fund	BP Fund	DI Fund	DG Fund
Administration and
Fund Accounting	$26,494	$24,477	$3,408	$17,615
Transfer Agency (a)	8,853	8,340	1,057	6,286
Custody	2,402	1,462	694	2,904
Chief Compliance Officer	3,000	3,000	3,000	3,000
(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are also employees of the Administrator. The Trust’s Chief Compliance Officer is also an employee of the Administrator.  A Trustee of the Trust is affiliated with the Administrator and U.S. Bank N.A. This same Trustee is an interested person of the distributor.

NOTE 5 – DISTRIBUTION (12B-1) FEE

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for the No Load Shares only. The Plan permits the Funds to pay for distribution and related expenses at an annual rate of 0.25% of the average daily net assets of each Fund’s No Load Shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended November 30, 2016, the WBI Tactical BA Fund - No Load Shares,

WBI Funds

NOTES TO FINANCIAL STATEMENTS as of November 30, 2016, Continued

WBI Tactical BP Fund - No Load Shares, WBI Tactical DI Fund - No Load Shares, and the WBI Tactical DG Fund - No Load Shares paid the Distributor $45,625, $13,786, $2,448, and $31,955, respectively.

NOTE 6 – SHAREHOLDER SERVICING FEE

Effective April 1, 2016, the Funds entered into a Shareholder Servicing Agreement (the “Agreement”) with the Advisor, under which they may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets of each Fund’s share class. Prior to April 1, 2016, the Fund’s servicing fees were at an annual rate of up to 0.25% of the average daily net assets of each Fund’s share class. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Funds. The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the year ended November 30, 2016, the Funds incurred the following shareholder servicing fees under the agreement:

Shareholder Servicing Fees
WBI Tactical BA Fund
No Load Shares	$23,339
Institutional Shares	23,013
WBI Tactical BP Fund
No Load Shares	8,102
Institutional Shares	50,467
WBI Tactical DI Fund
No Load Shares	1,690
Institutional Shares	7,102
WBI Tactical DG Fund
No Load Shares	17,578
Institutional Shares	21,793

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2016, the cost of purchases and the proceeds from sales of securities, excluding U.S. Government securities and short-term securities were as follows:

WBI Funds

NOTES TO FINANCIAL STATEMENTS as of November 30, 2016, Continued

	Purchases	Sales
WBI Tactical BA Fund	$99,015,390	$107,487,598
WBI Tactical BP Fund	100,096,881	94,915,229
WBI Tactical DI Fund	18,230,640	20,861,832
WBI Tactical DG Fund	81,868,528	102,231,807

For the year ended November 30, 2016, the cost of purchases and the proceeds from sales of U.S. Government securities, excluding short-term securities, were as follows:

	Purchases	Sales
WBI Tactical BA Fund	$3,398,004	$—

The WBI Tactical BP Fund, WBI Tactical DI Fund and the WBI Tactical DG Fund made no purchases or sales of U.S. government securities during the year ended November 30, 2016.

NOTE 8 – LINES OF CREDIT

The WBI Tactical BA Fund and the WBI Tactical DG Fund had lines of credit in the amount of $1,600,000 and $2,800,000, respectively. These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A. During the year ended November 30, 2016, the WBI Tactical BA Fund did not draw upon its line of credit. The WBI Tactical DG Fund had an outstanding average day balance of $60, a weighted average interest rate of 3.50% and paid $2 in interest. The maximum amount outstanding for the WBI Tactical DG Fund during the year ended November 30, 2016 was $22,000. At November 30, 2016, the Funds had no outstanding loan amounts.

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The distributions paid by the Fund during the year ended November 30, 2016, and the year ended November 30, 2015, were characterized as follows:

	WBI Tactical BA Fund		WBI Tactical BP Fund
	Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,
	2016	2015	2016	2015
Ordinary Income	$121,539	$3,293,249	$198,716	$741,679
Long-Term Capital Gains	—	402,515	—	2,259

	WBI Tactical DI Fund		WBI Tactical DG Fund
	Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,
	2016	2015	2016	2015
Ordinary Income	$38,770	$280,848	$127,903	$3,988,517
Long-Term Capital Gains	—	6,768	—	1,192,778
Return of Capital	—	—	—	61,145

WBI Funds

NOTES TO FINANCIAL STATEMENTS as of November 30, 2016, Continued

Ordinary income distributions may include dividends paid from short-term capital gains.

As of November 30, 2016, the components of accumulated earnings/(losses) were as follows:

	WBI Tactical	WBI Tactical
	BA Fund	BP Fund
Cost of investments (a)	$28,577,404	$26,900,978
Gross tax unrealized appreciation	$995,708	$1,128,543
Gross tax unrealized depreciation	(207,531)	(251,116)
Net tax unrealized appreciation (a)	788,177	877,427
Undistributed ordinary income	37,850	80,742
Total distributable earnings	37,850	80,742
Other accumulated gains/(losses)	(3,933,027)	(2,868,268)
Total accumulated earnings/(losses)	$(3,107,000)	$(1,910,099)

	WBI Tactical	WBI Tactical
	DI Fund	DG Fund
Cost of investments (a)	$3,105,184	$16,817,569
Gross tax unrealized appreciation	$288,011	$1,864,685
Gross tax unrealized depreciation	(18,819)	(137,732)
Net tax unrealized appreciation (a)	269,192	1,726,953
Undistributed ordinary income	1,127	7,502
Total distributable earnings	1,127	7,502
Other accumulated gains/(losses)	(1,680,290)	(6,171,684)
Total accumulated earnings/(losses)	$(1,409,971)	$(4,437,229)

(a)	The difference between book-basis and tax basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

As of November 30, 2016, the Fund had capital loss carryforwards as follows:

	Short-Term	Long-Term
	Capital Loss	Capital Loss
	Carryover	Carryover
WBI Tactical BA Fund	$3,933,027	$—
WBI Tactical BP Fund	2,868,268	—
WBI Tactical DI Fund	1,680,290	—
WBI Tactical DG Fund	6,171,684	—

These capital losses may be carried forward indefinitely to offset future gains.

WBI Funds

NOTES TO FINANCIAL STATEMENTS as of November 30, 2016, Continued

NOTE 10 – OTHER TAX INFORMATION (Unaudited)

On December 30, 2016, the Funds distributed the following amounts per share:

Net Investment Income
WBI Tactical BA Fund
No Load Shares	$0.01317490
Institutional Shares	0.02071073
WBI Tactical BP Fund
No Load Shares	0.04579948
Institutional Shares	0.05283091
WBI Tactical DI Fund
No Load Shares	0.01627170
Institutional Shares	0.02223990
WBI Tactical DG Fund
No Load Shares	0.01504105
Institutional Shares	0.02243895

NOTE 11 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

• Market Risk. The prices of the securities in which the Funds invest may decline for a number of reasons. The stock market as a whole, or the value of an individual company, may go down resulting in a decrease in the value of a Fund.

• Equity Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If you held common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer.

• Foreign and Emerging Market Risk. Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may also be less liquid than U.S. securities, which could affect the Funds’ investments. Investments in emerging markets may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

WBI Funds

NOTES TO FINANCIAL STATEMENTS as of November 30, 2016, Continued

• Small and Medium Companies Risk. Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

• ETF and Mutual Fund Risk. When a Fund invests in an ETF or mutual fund, including money market funds for its cash position, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. The Funds also will incur brokerage costs when it purchases ETFs.

• Options Risk. Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.

• Debt Securities Risk. The market value of debt securities held by the Funds typically change as interest rates change, as demand for the instrument changes, and as actual or perceived creditworthiness of an issuer changes. During periods of rising interest rates, the market value of debt securities held by the Funds will generally decline. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high-yielding bonds before their maturity rates. Debt securities subject to prepayment risk can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time. Because interest rates in the United States are at historical lows, the Funds may have an increased risk associated with debt securities and rising interest rates. Also, the risk of rising interest rates may result in less liquidity in debt markets overall, making it more difficult for the Funds to sell the instruments at or near the market value used to compute the Funds’ NAV.

• High-Yield Securities Risk. The debt income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

WBI Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of WBI Funds

We have audited the accompanying statements of assets and liabilities of the WBI Tactical BA Fund, WBI Tactical BP Fund, WBI Tactical DI Fund, and WBI Tactical DG Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of November 30, 2016, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and with respect to the WBI Tactical BA Fund and WBI Tactical DG Fund, the financial highlights for each of the five years in the period then ended, with respect to the WBI Tactical BP Fund and WBI Tactical DI Fund, the financial highlights for each of the three years in the period then ended and for the period June 17, 2013 (commencement of operations) through November 30, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the WBI Tactical BA Fund, WBI Tactical BP Fund,  WBI Tactical DI Fund , and the WBI  Tactical DG Fund as of November 30, 2016, the results of their operations, the changes in their net assets, and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 30, 2017

WBI Funds

NOTICE TO SHAREHOLDERS at November 30, 2016 (Unaudited)

For the year ended November 30, 2016, the WBI Tactical BA Fund, WBI Tactical BP Fund, WBI Tactical DI Fund, and the WBI Tactical DG Fund designated $121,539, $198,716, $38,770, and $127,903, respectively, as ordinary income for purposes of the dividends paid deduction.

For the year ended November 30, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for the WBI Tactical BA Fund, WBI Tactical BP Fund, WBI Tactical DI Fund, and the WBI Tactical DG Fund was 100.00%, 97.99%, 100.00%, and 100.00%, respectively.

For corporate shareholders in the WBI Tactical BA Fund, WBI Tactical BP Fund, WBI Tactical DI Fund, and the WBI Tactical DG Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended November 30, 2016 was 100.00%, 100.00%, 100.00% and 100.00%, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-WBI-FUND (1-855-924-3863) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period ended June 30, 2016

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-WBI-FUND (1-855-924-3863). Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-855-WBI-FUND (1-855-924-3863).

WBI Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	4	Trustee,
(age 70)		term;	Gamma Delta		Advisors Series
615 E. Michigan Street		since	Housing Corporation		Trust (for series
Milwaukee, WI 53202		March	(collegiate housing		not affiliated
		2014.	management)		with the Funds);
			(2012 to present);		Independent
			Trustee and Chair		Trustee from
			(2000 to 2012),		1999 to 2012,
			New Covenant		New Covenant
			Mutual Funds		Mutual Funds
			(1999 to 2012);		(an open-end
			Director and Board		investment
			Member, Alpha		company with
			Gamma Delta		4 portfolios).
Foundation
(philanthropic
organization)
(2005 to 2011).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	4	Trustee,
(age 82)		term;	President, Hotchkis		Advisors Series
615 E. Michigan Street		since	and Wiley Funds		Trust (for series
Milwaukee, WI 53202		May	(mutual funds)		not affiliated
		2002.	(1985 to 1993).		with the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	4	Trustee,
(age 77)		term;	Senior Vice President,		Advisors Series
615 E. Michigan Street		since	Federal Home Loan		Trust (for series
Milwaukee, WI 53202		February	Bank of San Francisco.		not affiliated
		1997.			with the Funds).

WBI Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)
Raymond B. Woolson	Trustee	Indefinite	President,	4	Trustee,
(age 57)		term*;	Apogee Group,		Advisors Series
615 E. Michigan Street		since	Inc. (financial		Trust (for series
Milwaukee, WI 53202		January	consulting firm)		not affiliated
		2016.	(1998 to present).		with the Funds);
Independent
Trustee,
DoubleLine
Funds Trust (an
open-end
investment
company with
13 portfolios),
DoubleLine
Equity Funds,
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income
Solutions Fund,
from 2010 to
present.

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO,	4	Trustee,
(age 69)	Trustee	term;	U.S. Bancorp Fund		Advisors Series
615 E. Michigan Street		since	Services, LLC (May		Trust (for series
Milwaukee, WI 53202		September	1991 to present).		not affiliated
		2008.			with the Funds).

WBI Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and	Principal
	Held	Length	Occupation
Name, Address	with the	of Time	During Past
and Age	Trust	Served	Five Years

Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 69)	and	term;	(May 1991 to present).
615 E. Michigan Street	Chief	since
Milwaukee, WI 53202	Executive	September
	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 49)	and	term;	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	since	(March 1997 to present).
Milwaukee, WI 53202	Executive	June
	Officer	2003.

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 55)	and	term;	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Principal	since	to present).
Milwaukee, WI 53202	Financial	December
	Officer	2007.

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 45)	Treasurer	term;	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		since	(June 2005 to present).
Milwaukee, WI 53202		September
2013.

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 46)	Treasurer	term	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		since	(June 2004 to present).
Milwaukee, WI 53202		September
2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 59)	President,	term;	LLC (February 2008 to present).
615 E. Michigan Street	Chief	since
Milwaukee, WI 53202	Compli-	September
	ance	2009.
Officer
and AML
Officer

Jeanine M. Bajczyk,	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
Esq.		term;	Fund Services, LLC (May 2006 to present).
(age 51)		since
615 E. Michigan Street		September
Milwaukee, WI 53202		2015.

WBI Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and	Principal
	Held	Length	Occupation
Name, Address	with the	of Time	During Past
and Age	Trust	Served	Five Years
Emily R. Enslow, Esq.	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund
(age 30)	Secretary	term;	Services, LLC (July 2013 to present); Proxy Voting
615 E. Michigan Street		since	Coordinator and Class Action Administrator, Artisan
Milwaukee, WI 53202		September	Partners Limited Partnership (September 2012 to
		2015.	July 2013); Legal Internship, Artisan Partners
Limited Partnership (February 2012 to September
2012); J.D. Graduate, Marquette University Law
School (2009 to 2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of November 30, 2016, the Trust was comprised of 47 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ trustees and officers and is available, without charge, upon request by calling 1-855-WBI-FUND (1-855-924-3863).

WBI Funds

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-WBI-FUND (1-855-924-3863) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

WBI Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
WBI Investments, Inc.
One River Centre
331 Newman Springs Road
Suite 122
Red Bank, NJ 07701

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY 10103

Custodian
U.S. Bank N.A.
Custody Operations
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, WI 53202
1-855-WBI-FUND (1-855-924-3863)

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  To obtain a free prospectus, please call 1-855-924-3863

WB-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2016	FYE 11/30/2015
Audit Fees	$70,400	$69,600
Audit-Related Fees	N/A	N/A
Tax Fees	$13,600	$13,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2016	FYE 11/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2016	FYE 11/30/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date 2/3/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date 2/3/17

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date 2/3/17

* Print the name and title of each signing officer under his or her signature